EquiFund(R)
                               THE WRIGHT EQUIFUND
                                  EQUITY TRUST





                                    EquiFund
                                      Logo






                               Semi-Annual Report
                               as of June 30, 1997

                               THE WRIGHT EQUIFUND
                                  EQUITY TRUST


     The Wright  EquiFund  Equity Trust  (EquiFund)  is an open-end,  management investment company, known as a mutual fund, registered as a diversified investment company under the Investment Company Act of 1940. EquiFund consists of ten active and nine inactive separate and distinct non-diversified series or funds.

                              Investment Objective

     Each Fund of EquiFund seeks to enhance total investment return (consisting of price appreciation plus income) by investing in a broadly based portfolio of equity securities selected from the publicly traded companies in the National Equity Index for the nation or nations in which each Fund is permitted to invest. Only securities for which adequate public information is available and which could be considered acceptable for investment by a prudent person are included in the National Equity Indexes.

                                The Active Funds

     Wright EquiFund -- Belgium/Luxembourg
     Wright EquiFund -- Britain
     Wright EquiFund -- Germany
     Wright EquiFund -- Hong Kong
     Wright EquiFund -- Italian
     Wright EquiFund -- Japan
     Wright EquiFund -- Mexico
     Wright EquiFund -- Netherlands
     Wright EquiFund -- Nordic
     Wright EquiFund -- Switzerland

                               The Inactive Funds

     Wright EquiFund -- Australasia
     Wright EquiFund -- Austria
     Wright EquiFund -- Canada
     Wright EquiFund -- France
     Wright EquiFund -- Global
     Wright EquiFund -- International
     Wright EquiFund -- Ireland
     Wright EquiFund -- Spain
     Wright EquiFund -- United States



                                TABLE OF CONTENTS



     Investment Objective...........Inside Front Cover

     Report To Shareholders......................... 1

     Wright EquiFunds
     Dividend Distributions:

       Belgium/Luxembourg........................... 5
       Britain...................................... 5
       Germany.......................................5
       Hong Kong.................................... 6
       Italian.......................................6
       Japan........................................ 6
       Mexico....................................... 7
       Netherlands.................................. 7
       Nordic....................................... 7
       Switzerland.................................. 8

     Wright EquiFund -- Belgium/Luxembourg
       Portfolio of Investments......................9

     Wright EquiFund -- Britain
       Portfolio of Investments.....................10

     Wright EquiFund -- Germany
       Portfolio of Investments.....................11

     Wright EquiFund -- Hong Kong
       Portfolio of Investments.....................12

     Wright EquiFund -- Italian
       Portfolio of Investments.....................13

     Wright EquiFund -- Japan
       Portfolio of Investments.....................14

     Wright EquiFund -- Mexico
       Portfolio of Investments.....................15

     Wright EquiFund -- Netherlands
       Portfolio of Investments.....................16

     Wright EquiFund -- Nordic
       Portfolio of Investments.....................17

     Wright EquiFund -- Switzerland
       Portfolio of Investments.....................18

     Statements of Assets & Liabilities.............19

     Statements of Operations.......................22

     Statements of Changes in Net Assets............25

     Financial Highlights...........................29

     Notes to Financial Statements..................39

Report To Shareholders


                                                         July 1997



Dear Shareholders :

The dazzling performance of global equity markets during the first half of 1997 surprised even the most ardent bulls. Low global inflation, declining interest rates and moderate economic growth have propelled global stock market averages to all-time highs. The Dow Jones Industrial Average led the rest of the world higher during the first half of 1997, climbing more than 1200 points or 19%. Elsewhere in the Americas, June saw new market peaks in Canada, Argentina, Brazil and Chile, while the Mexican market rose to a record level for 1997. New highs in Europe: France, Germany, Italy, the U.K., the Benelux and Nordic countries, Spain and Portugal. In Asia, the Hang Seng market index was at a record level as Hong Kong returned to Chinese rule, while Japanese equities rose to a 1997 high during June. All but four of the 28 biggest national markets rose in the first half of 1997.

A worldwide decline in interest rates has contributed to 1997's higher stock prices. Ten-year government bond yields dropped an average of 24 basis points in the G-7 countries in June, the third consecutive monthly decline. Bond yields are down an average of 40 basis points since peaking in March; at an average of 5.8%, yields are at a two-decade low.

Low levels of global inflation have been a key driver behind the strong global markets. Consumer price increases have averaged only 2% annually in the G-7 countries over the past four years, less than half the 5% inflation rate in 1990. Gold, a traditional inflation indicator, has fallen 20% over the past 17 months to $325 an ounce, a 12-year low. Crude oil prices, a major factor in the spiraling inflation of the 1970s, have declined 20% in ten months.

Something is happening here beyond the scope of conventional business cycle analysis. Important secular trends are dampening global inflation pressures. Substantial investment in computer technology is boosting productivity and product quality. Corporate restructuring is continuing around the world, and global competition is limiting the ability of companies to boost prices. Significant untapped productive resources exist in Europe, Japan and outside the major economies. On a worldwide scale, the years since the fall of the Berlin Wall have brought billions of new competitors into labor and product markets. Inflation is certainly not permanently defeated, but worries about a near-term resurgence in inflation are clearly premature. For the moment at least, the development of free markets and ample global capacity have created an inflation environment that is favorable for the global financial markets.

The paragraphs on the following pages discuss the economic, political and market factors affecting investment performance in the nations with active EquiFunds during the first half of 1997 and prospects for the period ahead.

                                                         Sincerely,




                                                          Peter M. Donovan
                                                          President

BELGIUM/LUXEMBOURG

Belgium's finance minister recently said that Belgium will certainly meet the criteria for European monetary union. He also said that economic growth could remain slow for a while. The government is assuming 2.1% GDP growth this year and 2.5% next in its planning, in line with consensus forecasts. Belgium's industrial production index was 0.7% lower in April than a year earlier. Real retail rose 1.9% year over year in the first quarter, and the expectation is that consumption will remain modest for a while. Consumer price inflation is expected to remain below 2% for the year. For the first half of 1997, the FT/S&P Actuaries total return index for Belgium increased 27% in francs and 12% in U.S. dollars; the dollar index has increased for 12 consecutive months. The Belgian franc declined almost 12% in value compared with the U.S. dollar in the first half of 1997. The Belgium/Luxembourg EquiFund has benefited from its big position in the retail sector in 1997.


BRITAIN

The Bank of England raised its base rate 25 basis points to 6.75% on July 10, the third increase in three months. After winning control of the government in May's election, the Labor party gave the BOE greater power to set interest rates; an accelerating inflation rate suggests that further monetary tightening may be coming. Economic activity continues to expand. Real GDP is expected to rise 3.3% in 1997 and 2.7% next year, according to the consensus. Retail sales were 5.3% higher in May than a year earlier, boosted by low unemployment and growing incomes.But growth in manufacturing slowed to 1.4% in the year to April from 1.7% at year end. In the first half of 1997, the FT/S&P Actuaries total return index for the U.K. increased 11.7% in pounds and 8.7% in U.S. dollar terms. The pound sterling has declined about 3% in value compared to the U.S. dollar so far this year. The Britain EquiFund's relative performance was hampered by an underweighting in financial stocks during the first half of 1997.


GERMANY

Germany's GDP is expected to grow about 2.5% in 1997 and 2.7% in 1998. But economic growth is too soft to bring down unemployment, which has increased 1.2 percentage points to an 11.4% rate over the past 12 months, swelling the government's welfare payments. This places in doubt the German government's ability to meet Maastricht's 3.0% of GDP deficit requirement. Some in the government believe that European Union membership should be delayed if budget cuts are too painful to implement. Also, many Germans are wary of accepting a weak new Euro in place of the traditionally strong D-Mark. The FT/S&P Actuaries total return index for Germany rose almost 30% in local currency during 1997's first half, but the D-mark's 12% decline against the U.S. dollar in the January-June period cut the gain in half, to about 15% in dollar terms. The German EquiFund's performance lagged during the first half of 1997 due in part to less-than-market positions in auto and financial stocks.


HONG KONG

China took back control of Hong Kong on July 1, 1997. The new head of Hong Kong's government has promised an election within 12 months to replace the legislature installed by China. The extent to which personal and press freedom will be restricted under the new regime is uncertain. The new government has announced plans to make more land available for development in order to shrink Hong Kong's property bubble and make housing more affordable. As the handover occurred, the Hang Seng stock market index was at a record high. The FT/S&P Actuaries total return index for Hong Kong jumped more than 19% in the

April-June period following a weak first quarter. Some of the market's recent enthusiasm was for "red chips" - companies controlled by mainland Chinese entities. For the first half of 1997, Hong Kong stocks averaged an 8% return in both U.S. and Hong Kong dollar terms. In the early days of Chinese control, the Hong Kong dollar is maintaining its peg to the U.S. dollar. The Hong Kong EquiFund's underweighting in property and financial stocks hampered relative performance in 1997's first half.


ITALY

The Bank of Italy cut its discount rate 50 basis points to 6.25% on June 27. It was the second such reduction this year, dropping the discount rate to its lowest level since 1975. The BOI cited the benign inflation trend as the reason for the discount rate reduction. Year over year, the rate of increase in consumer prices decelerated to 1.8% in May, the slowest pace in nearly three decades. Lower interest rates will reduce interest payments on Italy's public debt, making it easier to meet Maastricht requirements for joining the European Union. Also, business and labor leaders are seeking lower interest rates in order to revive the sluggish economy. Further interest rate reductions are likely in the months ahead. The FT/S&P Actuaries total return index for Italy rose 29.5% in lira and 15.7% in dollars in the first half of 1997. The lira has depreciated 11% against the dollar so far in 1997. Relatively large cash reserve holdings and a less-than-benchmark position in energy stocks held down the Italy EquiFund's comparative performance during the first half of 1997.


JAPAN

Economic activity appears to have slowed in the second quarter of 1997.GDP rose at a 6.6% annual rate in the first three months of 1997 as consumer spending surged in anticipation of a two percentage point hike in the value added tax to 5% on April 1. But this increase borrowed sales from the second quarter, and consumer spending and housing activity have subsequently weakened. Construction is also slowing due to the government's program of fiscal austerity. Exports continue to lead the economic expansion, reflecting the yen's previous weakness and rising foreign demand. Real GDP is expected to rise 2.0% in 1997 and 2.6% in 1998. Consumer prices climbed 1.4% in the year to May. After a weak first quarter, the FT/S&P Actuaries total return index for Japan rose 14% in yen and 23% in dollars in the second quarter; the yen gained almost 8% in value vs the dollar for the three months. For the entire first half, Japanese stocks have returned an average of 7.1% in yen and 8.6% in dollars. The Japan EquiFund had a better than average return in the first half of 1997 due in part to underweight positions in the weak financial and property sectors.


MEXICO

In Mexico's mid-term elections on July 6, the PRI party lost its majority in the lower house of Congress for the first time in about 70 years. With two strong opposition parties in Congress, consensus on economic reforms is likely to be more difficult to achieve, but many welcome the increased diversity as a way of rooting out corruption. Mexican retail sales were up 6.6% in April compared with a year earlier; this first rise in six months may be a signal that recovery is starting to trickle down to the level of consumers. Consumer prices rose less than 0.9% from May to June, the second straight month of less than 1% inflation. Mexico's stock market was very strong in the first half of 1997: the FT/S&P Actuaries total return index for Mexico returned 32% in pesos and 31% in dollars, with relatively little fluctuation in the peso/dollar exchange rate so far in 1997. EquiFund Mexico lagged the local market index, partly as a result of holding an underweight position in Telmex, which constitutes over one-third of Mexican market capitalization.

NETHERLANDS
The Dutch economy continues to look strong. Industrial production rose 3.3% and consumer spending increased a stronger than expected 3.7% for the year through April. The positive trend was confirmed by May's 6.3% year-over-year gain in retail sales. Exports also remain strong. The consensus expectation is for GDP to grow about 3% this year and next. In fact, the IMF has warned that the vigorous economy threatens the Netherlands with an acceleration in wages and consumer prices. Consumer price inflation was 2.2% for the year to May and is expected to be a bit higher for all of 1997 (2.3%) and in 1998 (2.6%). The Dutch stock market continued its string of advances as the FT/S&P Actuaries total return index rose an impressive 35% in local currency terms during 1997's first half. The guilder's decline of 12% against the U.S. dollar so far this year has cut the six-month gain to 19% in dollars. The Dutch EquiFund's underweighting in Royal Dutch Shell, which totals over 30% of the market index, hurt relative performance during the first half of 1997.


NORDIC MARKETS

Sweden's first-quarter GDP increased 1.6% on a year-over-year basis. Growth is expected to pick up in the second half; the consensus expectation is for GDP growth of about 2.3% this year, along with inflation of less than 1%. In Finland, GDP was up 4.0% year over year in the first quarter; despite the robust growth, consumer prices rose just 1.0% in the 12 months through May. In Norway, where the economy has been stimulated by an oil boom, consumer prices rose more than expected in both May and June, with year-over-year inflation approaching 3%. Denmark's 1997 inflation is expected to be close to the 2.1% reported in 1996. The FT/S&P Actuaries total return index for the Nordic region rose 28% in local currencies and 14% in U.S. dollars in 1997's first half, reflecting advances in each of the four national markets. The Nordic EquiFund had about half the exposure to financial and real estate stocks as the FT/S&P Nordic region index; this underweighting and below-market positions in Nokia and Ericsson detracted from the Fund's relative performance during the first half of 1997.


SWITZERLAND

Swiss GDP increased at a 0.2% annual rate in the first quarter of 1997, its first quarterly advance in two years. The consensus outlook is for stronger growth beginning in this year's second half. Among signs that the economy is pulling out of its six-year recession: an unexpectedly large decline in June's unemployment rate to 5.2%, the fourth consecutive decrease; better-than-expected retail sales growth in May; and an increase in the purchasing managers' index for June to a 27-month high. Forecasts of GDP growth for 1997-98 assume some further weakening of the Swiss franc to aid the country's foreign trade picture. Swiss stocks have continued their amazing strength in 1997: the FT/S&P Actuaries total return index for Switzerland rose 42% in Swiss francs and 31% in U.S. dollars terms in the first half. The Swiss franc declined 8% against the U.S. dollar in the first six months of 1997. The Swiss EquiFund is not as concentrated as the FT/S&P index for Switzerland, which has 65% weight in pharmaceuticals, banks and insurance companies; relative performance of the Fund has been negatively impacted by this divergence from market weights.


                           ---------------------


INVESTORS ARE REMINDED THAT PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS AND THAT INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST WHEN REDEEMED. ALSO, INTERNATIONAL INVESTING HAS ADDITIONAL RISKS SUCH AS CURRENCY FLUCTUATIONS.

     Dividend Distributions


                 N.A.V.    Distri-     Distri-                     Value        12 Month        5 Year           Cum.
  Period           Per     bution      bution       Shares        $1,000       Investment     Investment      Investment
  Ending          Share    $  P/S     in Shares      Owned       Investment      Return         Return          Return
                                                                                             (Annualized)    (Annualized)
----------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- BELGIUM/LUXEMBOURG (unaudited)
-----------------------------------------------------


   2/15/94       $10.00                             100.00      $1,000.00

   Dec. 96        13.39    1.125     0.085163       111.64       1,494.86        20.99%              -          15.01%

   Jan. 97        13.64                             111.64       1,522.77        18.04%              -          15.27%
   Feb. 97        13.63                             111.64       1,521.65        14.13%              -          14.83%
   Mar. 97        13.75                             111.64       1,535.05        17.67%              -          14.72%
   Apr. 97        13.78                             111.64       1,538.40        15.38%              -          14.39%
   May 97         14.36                             111.64       1,603.15        16.64%              -          15.43%
   Jun. 97        14.89                             111.64       1,662.32        21.12%              -          16.28%






----------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- BRITAIN (unaudited)
-------------------------------------------

   4/20/95       $10.00                             100.00      $1,000.00

   Dec. 96         9.09    3.650     0.431952       154.98       1,408.77        23.75%              -          22.33%

   Jan. 97         8.65                             154.98       1,340.58        20.54%              -          17.84%
   Feb. 97         9.01                             154.98       1,396.37        23.77%              -          19.64%
   Mar. 97         8.88                             154.98       1,376.22        18.29%              -          17.82%
   Apr. 97         8.83                             154.98       1,368.47        16.32%              -          16.72%
   May 97          9.26                             154.98       1,435.11        21.54%              -          18.64%
   Jun. 97         9.49                             154.98       1,470.76        24.67%              -          19.20%






----------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- GERMANY (unaudited)
-----------------------------------------

   4/19/95       $10.00                             100.00      $1,000.00

   Dec. 96        10.63                             100.55       1,068.85        15.04%              -           3.99%

   Jan. 97        10.56                             100.55       1,061.81        11.75%              -           3.41%
   Feb. 97        10.87                             100.55       1,092.98        12.88%              -           4.88%
   Mar. 97        11.35                             100.55       1,141.24        19.35%              -           7.01%
   Apr. 97        10.94                             100.55       1,100.02        19.04%              -           4.80%
   May 97         11.43                             100.55       1,149.29        18.45%              -           6.80%
   Jun. 97        11.88                             100.55       1,194.53        19.52%              -           8.42%



----------------------------------------------------------------------------------------------------------------------------

   WRIGHT EquiFund -- Hong Kong (unaudited)
---------------------------------------------
   6/28/90       $10.00                             100.00      $1,000.00

   Dec. 96        16.47    0.200     0.012369       118.49       1,951.53        27.96%          11.90%         10.83%

   Jan. 97        16.31                             118.49       1,932.57        15.39%          10.52%         10.52%
   Feb. 97        16.17                             118.49       1,915.98        15.12%           9.34%         10.25%
   Mar. 97        15.21                             118.49       1,802.23        11.42%           7.54%          9.12%
   Apr. 97        15.54                             118.49       1,841.33        13.26%           6.90%          9.35%
   May 97         17.30                             118.49       2,049.88        22.99%           6.46%         10.94%
   Jun. 97        18.25                             118.49       2,162.44        32.06%           7.61%         11.66%


----------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- ITALIAN (unaudited)
-----------------------------------------

   9/9/96        $10.00                             100.00      $1,000.00

   Dec. 96        10.67                             100.00       1,067.00            -               -           6.70%

   Jan. 97        11.46                             100.00       1,146.00            -               -          14.60%
   Feb. 97        10.41                             100.00       1,041.00            -               -           4.10%
   Mar. 97        10.56                             100.00       1,056.00            -               -           5.60%
   Apr. 97        10.41                             100.00       1,041.00            -               -           4.10%
   May  97        10.42                             100.00       1,042.00            -               -           4.20%
   Jun. 97        11.35                             100.00       1,135.00            -               -          13.50%

----------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- JAPAN (unaudited)
---------------------------------------

   2/14/94       $10.00                             100.00      $1,000.00

   Dec. 96         7.98                             101.28         808.21        -9.11%              -          -7.13%

   Jan. 97         7.44                             101.28         753.52       -14.09%              -          -9.11%
   Feb. 97         7.72                             101.28         781.88       -10.23%              -          -7.78%
   Mar. 97         7.68                             101.28         777.83       -11.72%              -          -7.73%
   Apr. 97         7.88                             101.28         798.09       -15.90%              -          -6.79%
   May 97          8.66                             101.28         877.08        -3.56%              -          -3.91%
   Jun. 97         9.07                             101.28         918.61        -0.77%              -          -2.49%


----------------------------------------------------------------------------------------------------------------------------
   WRIGHT EQUIFUND -- MEXICO  (unaudited)
------------------------------------------

   8/02/94       $10.00                             100.00      $1,000.00

   Dec. 96         5.38                             109.09         586.90        27.49%              -         -19.80%

   Jan. 97         5.73                             109.09         625.08        19.38%              -         -17.14%
   Feb. 97         5.84                             109.09         637.08        30.65%              -         -16.05%
   Mar. 97         5.78                             109.09         630.54        16.30%              -         -15.91%
   Apr. 97         5.68                             109.09         619.63         9.23%              -         -16.01%
   May 97          6.03                             109.09         657.81        13.77%              -         -13.77%
   Jun. 97         6.68                             109.09         728.72        29.96%              -         -10.30%






----------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- NETHERLANDS  (unaudited)
-----------------------------------------------

   6/28/90       $10.00                             100.00      $1,000.00

   Dec. 96         8.97    2.610     0.307783       208.51       1,870.33        34.81%          14.69%         10.11%

   Jan. 97         8.77                             208.51       1,828.63        27.58%          14.02%          9.60%
   Feb. 97         9.21                             208.51       1,920.38        28.27%          14.88%         10.29%
   Mar. 97         9.35                             208.51       1,949.57        20.95%          15.25%         10.40%
   Apr. 97         9.25                             208.51       1,928.72        20.01%          14.88%         10.10%
   May  97         9.72                             208.51       2,026.72        21.76%          15.05%         10.76%
   Jun. 97        10.17                             208.51       2,120.55        27.76%          15.86%         11.34%

----------------------------------------------------------------------------------------------------------------------------

   WRIGHT EQUIFUND -- NORDIC  (unaudited)
------------------------------------------

   2/14/94       $10.00                             100.00      $1,000.00

   Dec. 96        14.78    0.180     0.012544       105.79       1,563.58        32.09%              -          16.68%

   Jan. 97        14.83                             105.79       1,568.87        31.49%              -          16.30%
   Feb. 97        14.56                             105.79       1,540.30        22.96%              -          15.17%
   Mar. 97        14.14    0.760     0.055112       111.62       1,578.30        24.03%              -          15.63%
   Apr. 97        13.46                             111.62       1,502.40        15.04%              -          13.45%
   May  97        14.43                             111.62       1,610.67        21.29%              -          15.49%
   Jun. 97        15.13                             111.62       1,688.80        23.58%              -          16.70%



----------------------------------------------------------------------------------------------------------------------------

 WRIGHT EQUIFUND -- SWITZERLAND (unaudited)
--------------------------------------------

   2/14/94       $10.00                             100.00      $1,000.00

   Dec. 96        10.85    0.310     0.028545       103.88       1,127.18         5.38%              -           4.25%

   Jan. 97        11.02                             103.89       1,144.84         6.13%              -           4.67%
   Feb. 97        11.01                             103.89       1,143.80         2.02%              -           4.52%
   Mar. 97        11.14    0.250     0.022645       106.24       1,183.52         1.54%              -           5.54%
   Apr. 97        11.31                             106.24       1,201.58         4.54%              -           5.90%
   May  97        11.97                             106.24       1,271.70        11.13%              -           7.58%
   Jun. 97        12.68                             106.24       1,347.13        14.29%              -           9.24%

----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Wright EquiFund - Belgium/Luxembourg
Portfolio of Investments as of June 30, 1997 (unaudited)
----------------------------------------------------------

Shares     Description                              Value
------     -----------                              ------



BEVERAGES -- 2.1%
6,320    Quilmes Industries S.A.                  $64,780
                                                 ----------


CHEMICALS -- 6.8%
 240     Solvay Et Cie `A' Npv                $   141,469
1,400    Tessenderlo Chemie                        68,899
                                                ----------

                                              $   210,368
                                                ----------


CONSTRUCTION -- 3.0%
 1,000   Cimenteries Cbr Cementbed            $    91,755
                                                ----------



DIVERSIFIED -- 4.6%
   45   Ucb Sa                               $   142,637
                                               ----------



ELECTRONICS -- 3.6%
  550   Barco N.V. (Industries)              $   111,482
                                                ----------



FINANCIAL -- 13.3%
  530   Banque Bruxelles Lambert Ord         $   134,101
  350   Generale De Banque Sa                    134,782
  350   Kredietbank Npv                          141,107
                                                ----------

                                             $   409,990
                                                ----------



OIL, GAS & COAL - 6.5%
  530   Petrofina Sa Npv                     $   200,783
                                               ----------




REAL ESTATE & OTHER FINANCIALS -- 24.8%
  270   Algem Maastch Voor Nijve-Vvpr        $   122,743
2,110   Cie Belge De Paricip Paribas              90,934
  905   Fortis Ag                                186,961
1,110   Gervaert Photo-Producten Nv              104,317
  520   Royal Belge                              151,089
   11   Socfinasia                                32,802
  100   Sofina                                    73,126
                                                ----------

                                             $   761,972
                                                ----------



RECREATION -- 3.5%
2,560   Audiofina                            $   106,769
                                                ----------



RETAILERS -- 9.3%
  190   Colruyt Sa                           $    92,714
2,150   Delhaize Le Ps                           112,983
1,700   G.I.B. Holdings Ltd                       81,300
                                               ----------

                                             $   286,997
                                               ----------


UTILITIES -- 16.0%
1,020   Electrabel                           $   218,660
  920   Powerfin Sa                              126,366
  340   Reunies Electrobel & Tractebel           141,803
  390   Tractebel Put Warrants                     4,184
                                               ----------

                                             $   491,013
                                               ----------


MISCELLANEOUS -- 1.7%
  230   Ackermans & Van Haaren               $    52,439
                                               ----------



TOTAL INVESTMENTS
(identified cost, $2,414,097)-- 95.2%        $ 2,930,985



OTHER ASSETS, LESS LIABILITIES-- 4.8%            148,033
                                              ----------



NET ASSETS-- 100.0%                          $ 3,079,018
                                              ==========

See notes to financial statements

-------------------------------------------------------------------------------
Wright EquiFund - Britain
Portfolio of Investments as of June 30, 1997 (unaudited)
--------------------------------------------------------

Shares     Description                              Value
-------    -----------                            --------


BEVERAGES -- 3.4%
   3,446   Cadbury Schweppes Plc                $    30,657
                                                 ----------



CHEMICALS -- 5.6%
  13,000   Allied Colloids Group Plc            $    27,181
   2,200   Laporte Plc                               23,622
                                                 ----------

                                                $    50,803
                                                 ----------


ELECTRONICS -- 5.9%
   1,517   Siebe Plc                            $    25,728
   2,200   Smiths Industries                         28,149
                                                 ----------

                                                $    53,877
                                                 ----------


FINANCIAL -- 6.6%
   1,968   Hsbc Holdings Plc                    $    60,607
                                                 ----------



FOOD -- 7.1%
   3,430   Unigate Plc                          $    27,786
   1,300   Unilever Limited                          37,425
                                                 ----------

                                                $    65,211
                                                 ----------



MACHINERY & EQUIPMENT -- 8.6%
   8,533   Halma Plc                            $    23,030
   2,600   Powerscreen Int'L                         28,415
   6,500   Weir Group Plc (The)                      26,802
                                                 ----------

                                                $    78,247
                                                 ----------



METAL PRODUCT MANUFACTURERS -- 3.7%
   3,500   Johnson Matthey Public Limited       $    33,587
                                                 ----------



OIL, GAS & COAL -- 10.5%
   1,800   Burmah Castrol Plc                   $    30,467
   9,300   Shell Trnspt & Trdg                       65,577
                                                 ----------

                                                $    96,044
                                                 ----------



REAL ESTATE & OTHER FINANCIALS -- 2.9%
   2,854   Provident Financial Plc              $    26,627
                                                 ----------


RECREATION -- 3.1%
   4,600   Rank Group                           $    28,509
                                                 ----------


RETAILERS -- 10.7%
   4,100   Marks & Spencer Plc Eng              $    34,324
   5,700   Tesco Plc                                 35,136
  10,800   Wm Morrison Supermarkets Plc              27,889
                                                 ----------

                                                $    97,349
                                                 ----------

UTILITIES -- 14.1%
   3,788   Cable & Wireless                     $    35,530
   3,400   National Power Plc (New)                  29,695
   2,741   Thames Water Plc                          31,645
   6,662   Vodafone Group Plc                        32,520
                                                 ----------

                                                $   129,390
                                                 ----------

MISCELLANEOUS -- 9.7%
   3,100   Reuters Holdings Plc                 $    32,899
   3,500   Watson & Philip Plc                       25,190
   3,833   Wolseley Plc                              30,253
                                                 ----------

                                                $    88,342
                                                 ----------


TOTAL INVESTMENTS
(identified cost, $775,203) -- 91.9%            $   839,250


OTHER ASSETS, LESS LIABILITIES -- 8.1%               73,509
                                                 ----------


NET ASSETS -- 100.0%                            $   912,759
                                                 ==========

See notes to financial statements

-------------------------------------------------------------------------------
Wright EquiFund - Germany
Portfolio of Investments as of June 30, 1997 (unaudited)
---------------------------------------------------------

Shares     Description                              Value
------     -----------                             -------

APPAREL -- 0.9%
      20   Boss, Hugo                           $    24,490
                                                 ----------

AUTOMOTIVE -- 3.7%
   1,300   Bayerische Motoren Werke AG          $    99,315
                                                 ----------


CHEMICALS -- 16.9%
   3,400   BASF AG German Ord.                  $   125,680
   3,350   Bayer AG                                 128,770
   1,250   Henkel KGAA                               70,976
   2,950   Hoechst AG                               125,170
                                                 ----------

                                                $   450,596
                                                 ----------

CONSTRUCTION -- 3.0%
      85   Dyckerhoff                           $    30,713
     510   Heidelberger Zement AG German             48,264
                                                 ----------

                                                $    78,977
                                                 ----------

DIVERSIFIED -- 10.1%
     170   M.A.N. AG DM50                       $    52,359
   2,310   Veba AG                                  129,839
     190   Viag AG                                   86,415
                                                 ----------

                                                $   268,613
                                                 ----------

DRUGS, COSMETICS & HEALTHCARE -- 7.0%
      40   Altana Ind-Aktien DM50               $    42,672
   1,010   Beiersdorf                                52,135
     600   Schering AG                               64,128
      40   Wella AG                                  27,300
                                                 ----------

                                                $   186,235
                                                 ----------

ELECTRONICS -- 9.7%
     510   SAP AG                               $   105,888
   2,350   Siemens AG German Ord.                   139,567
     250   Vossloh AG                                12,618
                                                 ----------

                                                $   258,073
                                                 ----------

FINANCIAL -- 11.9%
   3,100   Commerzbank AG                       $    87,832
   2,220   Deutsche Bank AG                         129,746
   2,900   Dresdner Bank AG                         100,295
                                                 ----------

                                                $   317,873
                                                 ----------

FOOD -- 1.4%
      70   Suedzucker Ord.                      $    36,615
                                                 ----------

MACHINERY & EQUIPMENT -- 5.7%
     260   Fresenius AG                         $    59,052
      80   Gea Pref Sares                            31,017
      80   Linde AG German Ord.                      61,254
                                                 ----------

                                                $   151,323
                                                 ----------

METAL PRODUCERS -- 1.8%
     910   Degussa AG German Ord.               $    48,174
                                                 ----------


METAL PRODUCT MANUFACTURERS -- 1.1%
      50   Buderus                              $    27,530
                                                 ----------


REAL ESTATE & OTHER FINANCIALS -- 10.7%
     800   Allianz AG Holdings Ger. Reg.        $   167,474
      60   Muenchener Rueckerver                    117,175
                                                 ----------

                                                $   284,649
                                                 ----------

RETAILERS -- 1.6%
     640   Douglas Holding AG                   $    25,511
     200   Hornbach AG                               16,977
                                                 ----------

                                                $    42,488
                                                 ----------

UTILITIES -- 4.5%
   2,780   RWE AG                               $   119,584
                                                 ----------


MISCELLANEOUS -- 4.3%
      70   Friedrich Grohe AG VZ                $    21,680
     820   Gehe AG                                   55,966
     220   Leifheit Ord.                              9,085
     200   Rhoen-Klinikum                            26,383
                                                 ----------

                                                $   113,114
                                                 ----------

TOTAL INVESTMENTS
(identified cost, $2,065,842) -- 94.3%          $ 2,507,649


OTHER ASSETS, LESS LIABILITIES -- 5.7%              152,944
                                                 ----------


NET ASSETS -- 100.0%                            $ 2,660,593
                                                 ===========

See notes to financial statements

-------------------------------------------------------------------------------
Wright EquiFund - Hong Kong
Portfolio of Investments as of June 30, 1997 (unaudited)
--------------------------------------------------------

Shares     Description                              Value
------     -----------                              ------

AEROSPACE -- 1.3%
   30,400  Hong Kong Aircraft Engineering Co.   $   110,657
                                                 ----------


DIVERSIFIED - 4.5%
   66,000  New World Development                $   393,587
                                                 ----------


ELECTRICAL -- 1.6%
   47,000  Johnson Electric Holdings-500        $   140,141
                                                 ----------


FINANCIAL -- 22.1%
   78,864  Bank of East Asia Hong Kong          $   328,803
   31,000  Hang Seng Bank                           442,160
   33,400  HSBC Holdings PLC                      1,004,518
   26,840  Wing Lung Bank                           171,145
                                                 ----------

                                                $ 1,946,626
                                                 ----------


REAL ESTATE & OTHER FINANCIALS -- 14.2%
   41,000  Cheung Kong                          $   404,856
   39,000  Guoco Group Ltd.                         205,390
  122,000  Hang Lung Development Co. Ltd.           223,616
   35,000  Sun Hung Kai Properties Ltd.             421,282
                                                 ----------

                                                $ 1,255,144
                                                 ----------

RECREATION -- 2.2%
   44,000  Television Broadcasts Ltd.           $   197,646
                                                 ----------



RETAILERS -- 15.2%
   39,666  Dickson Concepts Int'l.              $   144,385
   77,000  Hutchison Whampoa                        665,918
   84,000  Jardine Int'l. Motor Holdings            106,258
   89,000  Sime Darby Hong Kong Limited              98,797
  134,000  Wheelock and Co. Ltd.                    329,500
                                                 ----------

                                                $ 1,344,858
                                                 ----------

TRANSPORTATION -- 12.9%
  168,000  Cathay Pacific Airways Ltd.          $   348,048
    9,400  China Motor Bus Company                  101,314
   56,800  Kowloon Motor Bus Co. (1933) Ltd.        146,634
  224,000  Shun Tak Holdings Ltd.                   137,340
   45,000  Swire Pacific Ltd. "A"                   405,146
                                                 ----------

                                                $ 1,138,482
                                                 ----------


UTILITIES -- 16.8%
   69,000  China Light & Power Co.              $   390,993
  167,560  Hong Kong & China Gas                    335,241
   85,000  Hong Kong Electric Holdings Ltd.         342,317
  174,000  Hong Kong Telecom                        415,505
                                                 ----------

                                                $ 1,484,056
                                                 ----------


MISCELLANEOUS -- 4.6%
   65,000  Citic Pacific Ltd.                   $   406,082
                                                 ----------



TOTAL INVESTMENTS
(identified cost, $7,180,149) -- 95.4%          $ 8,417,279


OTHER ASSETS, LESS LIABILITIES -- 4.6%              405,473
                                                 ----------



NET ASSETS -- 100.0%                            $ 8,822,752
                                                ===========
See notes to financial statements

-------------------------------------------------------------------------------
Wright EquiFund - Italian
Portfolio of Investments as of June 30, 1997 (unaudited)
--------------------------------------------------------

Shares     Description                              Value
------     -----------                              -----


APPAREL -- 4.8%
   3,160   Benetton SpA                         $    50,737
                                                 ----------



AUTOMOTIVE -- 3.1%
  13,000   Sogefi                               $    33,016
                                                 ----------



DRUGS, COSMETICS & HEALTHCARE -- 3.2%
  11,000   Sorin Biomedical SpA                 $    34,263
                                                 ----------



ELECTRICAL -- 8.8%
   2,500   Gewiss SpA                           $    42,806
  20,000   Pirelli SpA                               50,441
                                                  ----------

                                                $    93,247
                                                  ----------


ELECTRONICS -- 1.6%
   9,500   Tecnost SpA                          $    17,222
                                                  ----------


FINANCIAL -- 16.1%
   6,000   Banca Agricola Mantovana             $    40,644
   6,500   Banca Credito Agrario Bresci              42,107
   3.000   Banca Popolare Di Bergamo                 44,562
   2,500   Credito Bergamasco Azione No              43,307
                                                  ----------

                                                $   170,620
                                                  ----------


FOOD - 3.8%
  28,000   Parmalat Finanziaria SpA             $    39,882
                                                  ----------



MACHINERY & EQUIPMENT - 2.4%
   8,500   Comau SpA                            $    25,080
                                                  ----------


METAL PRODUCERS -- 2.8%
   3,000   Saes Getters SpA                     $    29,195
                                                  ----------



OIL, GAS & COAL - 7.5%
  14,000   Eni SpA                              $    79,180
                                                  ----------


REAL ESTATE & OTHER FINANCIALS -- 9.3%
   6,100   Alleanza Asicurazioni SpA            $    47,845
   2,750   Assicurazione Generali Itl                49,950
                                                  ----------

                                                $    97,795
                                                  ----------


RETAILERS - 3.4%
  10,500   Ifil Finanz Di Partecipazoni         $    36,191
                                                  ----------



UTILITIES -- 22.6%
   9,000   Edison SpA                           $    44,634
  20,000   Sondel-Societa Nordelettrica              32,749
  14,000   Stet                                      81,586
  25,000   Telicom Italia SpA                        80,268
                                                  ----------

                                                $   239,237
                                                  ----------


MISCELLANEOUS -- 6.5%
  24,000   Autostrade-Con E Cost                $    48,861
   3,000   Industrie Zignagos Margherita             19,600
                                                  ----------

                                                $    68,461
                                                  ----------


TOTAL INVESTMENTS
(identified cost, $911,014) -- 95.9%            $ 1,014,126


OTHER ASSETS, LESS LIABILITIES -- 4.1%               43,333
                                                  ----------


NET ASSETS -- 100.0%                            $ 1,057,459
                                                  ===========

See notes to financial statements

-------------------------------------------------------------------------------
Wright EquiFund - Japan
Portfolio of Investments as of June 30, 1997 (unaudited)
--------------------------------------------------------

Shares     Description                              Value
-------    -----------                             -------


AUTOMOTIVE - 7.2%
  34,000   Honda Motor Co. Ltd.                 $ 1,023,962
                                                  ----------


BEVERAGES -- 1.3%
  12,000   Mikuni Coca-Cola Bottling            $   178,080
                                                  ----------



CHEMICALS - 4.9%
  30,000   Bridgestone Corp.                    $   696,609
                                                  ----------


CONSTRUCTION -- 7.7%
   8,900   Chudenko Corp.                       $   238,514
  10,000   Danto Corp.                              119,593
   9,000   Kaneshita Construction                    70,316
  41,000   Nishimatsu Construction Co.              286,325
  24,000   Sumitomo Forestry                        263,978
  15,700   Taihei Dengyo                            108,272
                                                  ----------

                                                $ 1,086,998
                                                  ----------



DRUGS, COSMETICS & HEALTHCARE -- 25.0%
  24,000   Daiichi Pharmaceutical               $   423,203
  11,000   Ono Pharmaceutical                       387,936
  21,000   Sankyo Co. Ltd.                          705,775
  12,365   Santen Pharmaceutical                    247,181
  21,000   Taisho Pharmaceutical Co. Ltd.           566,453
  24,000   Takeda Chem Industries Ltd.              674,610
  20,000   Yamanouchi Pharmaceutical                537,733
                                                  ----------

                                                $ 3,542,891
                                                  ----------


ELECTRONICS -- 12.7%
   3,350   Keyence Corp.                        $   497,142
   9,000   Kyocera Corp.                            714,940
  15,000   Murata Mfg. Co. Ltd.                     591,856
                                                  ----------

                                                $ 1,803,938
                                                  ----------


MACHINERY & EQUIPMENT -- 7.9%
  25,000   Canon Inc.                           $   680,896
  13,400   Kurita Water Industries                  356,772
  10,000   Sansei Yusoki                             84,588
                                                  ----------

                                                $ 1,122,256
                                                  ----------


OIL, GAS & COAL -- 2.1%
  44,000   General Sekiyu K.K.                  $   291,912
                                                  ----------



PRINTING & PUBLISHING -- 6.2%
  30,000   Dai Nippon Printing Co. Ltd.         $   678,277
  20,000   Kyodo Printing Co.                       192,047
                                                  ----------

                                                $   870,324
                                                  ----------


RETAILERS -- 16.4%
   7,460   Familymart                           $   365,983
  14,000   Ito Yokado Co.                           812,710
  12,120   Seven Eleven Japan Ltd.                  916,234
   7,000   York-Benimaru Co. Ltd.                   219,982
                                                  ----------

                                                $ 2,314,909
                                                  ----------


TRANSPORTATION -- 3.8%
  68,000   Nippon Express Co.                   $   543,145
                                                  ----------



MISCELLANEOUS -- 1.9%
  18,000   Inabata & Co.                        $   122,718
  13,000   Wakita & Co.                             140,718
                                                  ----------

                                                $   263,436
                                                  ----------


TOTAL INVESTMENTS
(identified cost, $13,141,842) -- 97.1%         $13,738,460


OTHER ASSETS, LESS LIABILITIES -- 2.9%              410,655
                                                  ----------



NET ASSETS -- 100.0%                            $14,149,115
                                                 ===========
See notes to financial statements

-------------------------------------------------------------------------------
Wright EquiFund - Mexico
Portfolio of Investments as of June 30, 1997 (unaudited)
---------------------------------------------------------

Shares     Description                              Value
------     -----------                              -----

BEVERAGES -- 7.6%
 194,000   Fomento Economico Mexicano           $ 1,154,413
 297,500   Grupo Continental SA-Ser CP              815,762
                                                  ----------

                                                $ 1,970,175
                                                  ----------


CONSTRUCTION -- 10.6%
 143,000   Apasco SA                            $ 1,024,004
 286,820   Cemex SA - CPO                         1,247,515
 398,000   Grupo Cementos Chihuahua-B               469,652
                                                  ----------

                                                $ 2,741,171
                                                  ----------


DIVERSIFIED -- 18.1%
 184,213   Alfa SA-A                            $ 1,256,420
   1,590   Desc S.A. Series C                        11,487
 145,000   Desc Sociedad de Fomento Indl          1,060,262
 223,000   Grupo Carso SA*                        1,554,702
 325,000   Organizacion Soriana Sa-Bcp              817,007
                                                  ----------

                                                $ 4,699,878
                                                  ----------


FOOD -- 11.0%
 200,850   Gruma SA                             $   926,766
 160,000   Grupo Industrial Bimbo-Ser A           1,149,773
 697,000   Grupo Industrial Maseca B                762,728
                                                  ----------

                                                $ 2,839,267
                                                  ----------


METAL PRODUCERS -- 4.7%
 321,000   Grupo Mexico SA Ser B*               $ 1,207,999
                                                  ----------


METAL PRODUCT MFRS. -- 3.2%
  46,000   Tubos De Acero                       $   845,537
                                                  ----------


PAPER -- 4.9%
 314,615   Kimberly-Clark de Mexico-B           $ 1,261,316
                                                  ----------


REAL ESTATES & OTHER FINANCIALS -- 4.5%
 455,000   Grupo Financieri Banamex             $ 1,170,197
                                                  ----------


RECREATION -- 4.7%
  80,000   Grupo Televisa SA-Ser CPO*           $ 1,214,322
                                                  ----------


RETAILERS -- 8.5%
  797,000  Cifra SA de CV B*                    $ 1,487,090
  19,000   Controladora Coml Mexicana                17,678
  770,000  Controladora Coml Mexicana B*            693,116
                                                  ----------
                                                $ 2,197,884
                                                  ----------


TOBACCO -- 4.5%
 221,000   Empressa La Moderna Ser ACP          $ 1,177,162
                                                  ----------



UTILITIES -- 11.8%
1,283,000  Telefonos de Mexico                  $ 3,066,778
                                                  ----------



MISCELLANEOUS -- 1.6%
  659,000  Grupo Posadas Sa De CV               $   407,098
                                                  ----------


TOTAL INVESTMENTS
(identified cost, $19,285,006) -- 95.7%         $24,798,784


OTHER ASSETS, LESS LIABILITIES -- 4.3%            1,117,743
                                                  ----------



NET ASSETS -- 100.0%                            $25,916,527
                                                ===========


* Non-income producing security.

See notes to financial statements

-------------------------------------------------------------------------------
Wright EquiFund - Netherlands
Portfolio of Investments as of June 30, 1997 (unaudited)
---------------------------------------------------------

Shares     Description                              Value
------     -----------                              -----

BEVERAGES -- 4.9%
   4,550   Grolsch N.V.                         $   157,936
   3,340   Heineken N.V.                            570,314
                                                  ----------

                                                $   728,250
                                                  ----------


CHEMICALS -- 4.0%
   4,300   Akzo Dutch Ord.                      $   589,582
                                                  ----------


CONSTRUCTION -- 3.0%
     735   Hollandesche Beton Groep N.V.        $   167,725
   6,682   Koninklijke Boskalis                     131,126
   5,164   Volker Wessels Stevin                    145,031
                                                  ----------
                                                $   443,882
                                                  ----------

DIVERSIFIED -- 1.8%
   1,263   Atag Hlding N.V.                     $    69,076
   5,000   Stork N.V.                               203,884
                                                  ----------
                                                $   272,960
                                                 ----------


ELECTRONICS -- 7.9%
   9,266   Getronics N.V.                       $   299,436
  12,150   Philips Electronics NV                   870,732
                                                  ----------
                                                $ 1,170,168
                                                  ----------

FINANCIAL -- 4.6%
  36,384   ABN Amro Holdings                    $   678,758
                                                  ----------


FOOD -- 14.0%
   5,590   CSM N.V. Cert.                       $   280,369
   2,423   Nutricia Verenidge Bedrijven             382,858
   6,720   Unilever N.V.                          1,415,314
                                                  ----------

                                                $ 2,078,541
                                                  ----------


MACHINERY & EQUIPMENT -- 2.1%
   2,418   Oce-Van Der Grinten                  $   312,064
                                                 ----------


METAL PRODUCT MANUFACTURERS -- 2.4%
   2,650   Hunter Douglas N.V.                  $   225,572
   2,286   Twentsche Kabel Holding N.V.             124,094
                                                  ----------

                                                $   349,666
                                                  ----------


OIL, GAS & COAL -- 12.8%
  36,600   Royal Dutch Petroleum Co.            $ 1,904,715
                                                  ----------


PRINTING & PUBLISHING -- 12.1%
  38,000   Elsevier                             $   635,303
  10,090   Telegraaf (Holdingsmij) - CVA            218,062
  17,350   Verenigde Nederlandse                    383,807
   4,583   Wolters Kluwer N.V.                      558,303
                                                  ----------

                                                $ 1,795,475
                                                 ----------


REAL ESTATE & OTHER FINANCIALS -- 12.9%
   9,213   Aegon N.V.                           $   643,346
  12,290   Fortis Amev N.V.                         547,503
  15,724   ING Groep N.V.                           725,306
                                                 ----------

                                                $ 1,916,155
                                                 ----------


RECREATION -- 4.2%
  12,000   Polygram                             $   630,002
                                                 ----------


RETAILERS -- 5.0%
   8,763   Koninklijke Ahold N.V.               $   739,667
                                                ----------


TEXTILES -- 0.8%
   2,100   Gamma Holding N.V.                   $   112,926
                                                ----------


MISCELLANEOUS -- 4.9%
   8,102   Hagemeyer N.V.                       $   418,749
   4,050   IHC Caland N.V.                          221,502
   1,500   Sligro Beheer                             94,041
                                                ----------

                                                $   734,292
                                                ----------


TOTAL INVESTMENTS
(identified cost, $11,869,631) -- 97.4%         $14,457,103


OTHER ASSETS, LESS LIABILITIES -- 2.6%              393,137
                                                ----------


NET ASSETS -- 100.0%                            $14,850,240
                                                ===========


See notes to financial statements

-------------------------------------------------------------------------------
Wright EquiFund - Nordic
Portfolio of Investments as of June 30, 1997 (unaudited)
--------------------------------------------------------

Shares     Description                              Value
-------    -----------                              -----

BEVERAGES -- 2.7%
   1,990   Carlsberg AS - B                     $   109,718
                                                  ----------


CHEMICALS -- 10.9%
   7,600   AGA AB B Free                        $   101,219
   1,810   Cheminova A/S- "B"                        43,353
     400   Christian Hansen Holding - B              46,458
   3,550   Norsk Hydro                              193,306
   3,550   Perstorp AB - B Shs                       62,887
                                                  ----------

                                                $   447,223
                                                  ----------


CONSTRUCTION -- 5.2%
     150   Icopal                               $    33,725
   2,950   Skanska B Free                           130,455
   2,100   Superfos AS                               51,564
                                                  ----------

                                                $   215,744
                                                  ----------


DIVERSIFIED -- 4.9%
   1,550   Kvaerner Asa A-Shs                   $    93,814
   1,610   Orkla A/S-B-Aksjer                       109,201
                                                  ----------

                                                $   203,015
                                                  ----------



DRUGS, COSMETICS & HEALTHCARE -- 16.2%
   1,866   Astra AB A-F                         $    34,745
  16,166   Astra AB B Free Shares                   285,331
     830   Coloplast B A/S                           55,389
   1,550   Novo-Nordisk AS                          169,049
   2,200   Orion A/S-B                               82,846
     750   Radiometer A/S -"B"                       38,639
                                                  ----------
                                                $   665,999
                                                  ----------


ELECTRICAL -- 8.0%
  14,000   Abb Ba                               $   195,508
   1,650   Electrolux                               119,050
     975   Granges AB                                12,922
                                                  ----------
                                                $   327,481
                                                  ----------


ELECTRONICS -- 18.4%
   8,950   Ericsson AB-  B Free                 $   352,390
   1,540   Incentive AB-B                           140,784
   3,500   Nokia AB-K Shares                        264,950
                                                  ----------
                                                $   758,124
                                                  ----------


FINANCIAL -- 4.0%
   5,190   Svenska Handelsbanken - "A"          $   165,088
                                                  ----------


FOOD -- 2.4%
   1,600   Danisco A/S                          $    97,856
                                                  ----------


MACHINERY & EQUIPMENT -- 7.0%
   4,830   Atlas Copco AB A Free                $   126,157
   5,700   Sandvik AB B Fria                        161,779
                                                  ----------
                                                $   287,936
                                                  ----------


OIL, GAS & COAL -- 2.3%
   5,000   Saga Petroleum A/S-A Shs             $    94,848
                                                  ----------



REAL ESTATE & OTHER FINANCIALS -- 1.1%
   1,450   Om Gruppa AB Free                    $    44,998
                                                  ----------


RETAILERS -- 3.5%
   4,150   Hennes & Mauritz AB B-F              $   145,959
                                                  ----------


UTILITIES -- 6.3%
   3,760   Graningeverkens                      $    65,634
   4,480   Gullspangs Kraft - "B" Free               67,776
   5,200   Sydkraft AB - A Free                     127,753
                                                  ----------
                                                $   261,163
                                                  ----------


MISCELLANEOUS -- 2.7%
     753   Sophus Berendsen                     $   108,895
                                                  ----------



TOTAL INVESTMENTS
(identified cost, $3,404,831) -- 95.6%          $ 3,934,047


OTHER ASSETS, LESS LIABILITIES -- 4.4%              180,489
                                                  ----------


NET ASSETS -- 100.0%                            $ 4,114,536
                                                  ===========
See notes to financial statements

-------------------------------------------------------------------------------
Wright EquiFund - Switzerland
Portfolio of Investments as of June 30, 1997 (unaudited)
---------------------------------------------------------

Shares     Description                              Value
------     -----------                             -------


CHEMICALS -- 4.2%
      24   Ems-Chemie Holding AG                $   106,860
      30   Sarna Kunsstof Hldg AG-Reg.               29,798
      30   Siegfried AG-R                            33,394
                                                  ----------

                                                $   170,052
                                                  ----------


CONSTRUCTION -- 5.3%
     170   Holderbank Finan Glaris-B            $   160,585
     180   Sika Finanz AG-Bearer                     56,472
                                                  ----------
                                                $   217,057
                                                  ----------


DIVERSIFIED -- 3.8%
     150   Alusuise-Lonza Holdings              $   153,612
                                                  ----------



DRUGS, COSMETICS & HEALTHCARE -- 24.6%
     350   Novartis AG-Reg                      $   559,578
      49   Roche Holding AG-Genuschein              443,227
                                                  ----------
                                                $ 1,002,805
                                                  ----------


ELECTRICAL -- 6.5%
     125   ABB AG                               $   189,232
     105   Hilti AG-PC                               75,521
                                                  ----------
                                                $   264,753
                                                  ----------


ELECTRONICS -- 0.8%
     200   Logitech International-Reg           $    33,291
                                                  ----------


FINANCIAL -- 15.8%
   1,350   Credit Suisse Group-Reg              $   173,391
      60   Julius Baer Holdings                      91,859
     720   Schweizerische Bankverein-Reg            192,595
     165   UBS (Schw. Bank Gesellschaft)            188,752
                                                  ----------
                                                $   646,597
                                                  ----------


FOOD -- 5.8%
      25   Lindt & Spruengli AG-PC              $    46,238
     145   Nestle                                   191,300
                                                  ----------
                                                $   237,538
                                                ----------


MACHINERY & EQUIPMENT - 2.1%
      60   Nokia Maillefersa SA Bearer          $    28,359
      20   Schweiz Ind. Gesselschaft                 60,623
                                                  ----------
                                                $    88,982
                                                  ----------

REAL ESTATE & OTHER FINANCIALS -- 15.0%
     110   Intershop Holdings-Br                $    62,842
     135   Schw Rueckversicherungs-Reg              190,961
     190   Winterthur Schweiz Vers-R                167,373
     485   Zurich Versicherungs-Reg                 193,023
                                                  ----------
                                                $   614,199
                                                  ----------


RETAILERS -- 1.5%
     280   Valora Holding AG                    $    59,458
                                                  ----------



TEXTILES -- 1.2%
     110   Forbo Holdings AG-R                  $    47,471
                                                  ----------



UTILITIES -- 1.0%
     180   Elek-Gesellsc Laufenbourg            $    38,840
                                                  ----------



MISCELLANEOUS -- 4.3%
      70   Kardex B                             $    21,098
      60   Keramik Holding AG Laufen BR              35,963
     890   S.M.H. Ag-Reg. 10SFR                     120,558
                                                  ----------

                                                $   177,619
                                                  ----------


TOTAL INVESTMENTS
(identified cost, $3,264,277) -- 91.9%          $ 3,752,274


OTHER ASSETS, LESS LIABILITIES -- 8.1%              330,954
                                                  ----------


NET ASSETS -- 100.0%                            $ 4,083,228
                                                 ==========
See notes to financial statements

-------------------------------------------------------------------------------
     Statements of Assets and Liabilities
     June 30, 1997 (unaudited)
--------------------------------------------

                                                                          THE WRIGHT EQUIFUND EQUITY TRUST
                                                                    BELGIUM/
                                                                   LUXEMBOURG         BRITAIN           GERMANY
                                                                     SERIES           SERIES            SERIES
-------------------------------------------------------------------------------------------------------------------


   ASSETS:
     Investments --
       Identified cost.................................          $  2,414,097      $    775,203     $  2,065,842
       Unrealized appreciation.........................               516,888            64,047          441,807
                                                                  -----------       ------------     -------------

         Total value (Note 1A).........................          $  2,930,985      $    839,250     $  2,507,649

     Cash..............................................               --                 29,422             --
     Foreign cash......................................               --                    308            8,842
     Receivable for investments sold...................               785,177               --           842,381
     Receivable for Fund shares sold...................               --                  2,001            5,000
     Receivable from Investment Adviser................               --                 31,280              --
     Dividends receivable..............................                 9,145             6,706            4,221
     Tax reclaim receivable............................                12,226             2,685            8,497
     Receivable for open forward foreign currency
        exchange contracts (Notes  1I & 7).............                 2,634               --             8,285
     Deferred organization expenses (Note 1F)..........                 3,547             8,214            8,204
                                                                    -----------       ----------      ------------

         Total Assets..................................          $  3,743,714      $    919,866     $  3,393,079
                                                                    -----------       -----------     ------------

   LIABILITIES:
     Cash overdraft....................................          $    344,645      $        --      $    712,185
     Payable for investments purchased.................               311,727               --            11,626
     Trustees fees payable.............................                   225               225              225
     Accrued expenses..................................                 8,099             6,882            8,450
                                                                    -----------       -----------      -----------

         Total Liabilities.............................          $    664,696      $      7,107     $    732,486
                                                                    -----------       -----------      -----------

   NET ASSETS..........................................          $  3,079,018      $    912,759     $  2,660,593
                                                                   ============      ============     ============
   NET ASSETS CONSIST OF:
   Paid in capital.....................................          $        --       $    453,397     $    417,783
   Accumulated undistributed net realized gain
    on investment and foreign currency transactions
    (computed on the basis of identified cost).........                   --            567,858        1,800,892
   Accumulated undistributed net realized gain
    on investment and foreign  currency  transactions  (computed on the basis of identified cost), less excess of shares of beneficial interest redeemed over proceeds
    from subscriptions of shares of beneficial interest             2,571,080               --               --
   Unrealized appreciation of investments and
    translation of assets and liabilities in foreign currencies
    (computed on the basis of identified cost).........               513,425            64,316          440,530
   Undistributed (distributions in excess of)
    net investment income..............................                (5,487)        (172,812)            1,388
                                                                    -----------       -----------       -----------

     Net assets applicable to outstanding shares.......          $  3,079,018      $    912,759     $  2,660,593
                                                                   ============      ============      ============
   SHARES OF BENEFICIAL INTEREST OUTSTANDING...........               206,771            96,205          223,985
                                                                   ============      ============      ============
   NET ASSET VALUE, OFFERING PRICE,
    AND REDEMPTION PRICE PER SHARE
    OF BENEFICIAL INTEREST (Note 8)....................                $14.89             $9.49           $11.88
                                                                   ============      =============      ===========
See notes to financial statements

-------------------------------------------------------------------------------
     Statements of Assets and Liabilities
     June 30, 1997 (unaudited)
--------------------------------------------


                                                                        THE WRIGHT EQUIFUND EQUITY TRUST

                                                           HONG KONG          ITALIAN           JAPAN            MEXICO
                                                            SERIES            SERIES           SERIES            SERIES
----------------------------------------------------------------------------------------------------------------------------


   ASSETS:
     Investments --
       Identified cost.................................   $  7,180,149     $    911,014      $ 13,141,842     $ 19,285,006
       Unrealized appreciation.........................      1,237,130          103,112           596,618        5,513,778
                                                           -----------      -----------       ------------      ----------

         Total value (Note 1A).........................   $  8,417,279     $  1,014,126      $ 13,738,460     $ 24,798,784

     Cash..............................................        412,329              --              3,500          937,594
     Foreign cash......................................          4,299            8,323            38,836          229,629
     Receivable for investments sold...................            --           264,080           431,284          835,003
     Receivable for Fund shares sold...................          2,000              --             38,859           68,821
     Receivable for open forward foreign currency
        exchange contracts (Notes 1I & 7)..............            --             2,378             2,504              --
     Dividends receivable..............................         19,874            3,772             4,572           65,904
     Tax reclaim receivable............................            --               971               --               --
     Deferred organization expenses (Note 1F)..........            --            15,091             3,024            7,258
                                                           -----------      -----------       -----------       -----------

         Total Assets..................................   $  8,855,781     $  1,308,741      $ 14,261,039     $ 26,942,993
                                                           -----------      -----------       -----------       -----------

   LIABILITIES:
     Cash overdraft....................................   $        --      $    243,257      $        --      $        --
     Payable for investments purchased.................            --               --                --           998,661
     Payable for Fund shares reacquired................         24,062              --            109,533              --
     Payable for open forward foreign currency
      exchange contracts (Notes 1I & 7)................            --               --                --                31
     Trustees fees payable.............................            225              225               225              225
     Accrued expenses..................................          8,742            7,800             2,166           27,549
                                                           -----------      -----------       ------------       ----------
         Total Liabilities.............................   $     33,029     $    251,282      $    111,924     $  1,026,466
                                                           -----------      -----------       -----------        -----------

   NET ASSETS..........................................   $  8,822,752     $  1,057,459      $ 14,149,115     $ 25,916,527
                                                          ============     ============      ============      ============
   NET ASSETS CONSIST OF:
   Paid in capital.....................................   $  8,075,165     $    216,957      $ 16,145,011     $ 24,187,199
   Accumulated undistributed net realized gain (loss)
    on investments and foreign currency transactions
    (computed on the basis of identified cost).........      (646,954)          765,006       (2,529,948)       (3,838,558)
   Unrealized appreciation of investments and
    translation of assets and liabilities in foreign currencies
    (computed on the basis of identified cost).........      1,237,113          103,290           599,518        5,513,681
   Undistributed (distributions in excess of)
    net investment income..............................        157,428          (27,794)         (65,466)           54,205
                                                          -----------      -----------       -----------        -----------

     Net assets applicable to outstanding shares.......   $  8,822,752     $  1,057,459      $ 14,149,115     $ 25,916,527
                                                          ============     ============      ============      ============
   SHARES OF BENEFICIAL INTEREST OUTSTANDING...........        483,518           93,129         1,560,033        3,876,976
                                                          ============     ============      ============      ============
   NET ASSET VALUE, OFFERING PRICE,
    AND REDEMPTION PRICE PER SHARE
    OF BENEFICIAL INTEREST (Note 8)....................        $18.25            $11.35            $9.07             $6.68
                                                          ============     ============      ============      ============
See notes to financial statements


-------------------------------------------------------------------------------
     Statements of Assets and Liabilities
     June 30, 1997 (unaudited)
--------------------------------------------

                                                                             THE WRIGHT EQUIFUND EQUITY TRUST

                                                                            NETHERLANDS        NORDIC          SWITZERLAND
                                                                              SERIES           SERIES            SERIES
----------------------------------------------------------------------------------------------------------------------------


   ASSETS:
     Investments --
       Identified cost.................................                    $ 11,869,631      $  3,404,831     $  3,264,277
       Unrealized appreciation.........................                       2,587,472           529,216          487,997
                                                                            -----------       -----------       -----------

         Total value (Note 1A).........................                    $ 14,457,103      $  3,934,047     $  3,752,274

     Cash..............................................                         325,443           71,456           265,340
     Foreign cash......................................                             440               --               --
     Receivable for investment sold....................                             --            169,658          105,580
     Receivable for Fund shares sold...................                          23,379            17,852            5,000
     Receivable from Investment Adviser................                             --             12,856           12,000
     Dividends receivable..............................                          44,360             1,000              --
     Tax reclaim receivable............................                           2,645               792           41,473
     Receivable for open forward foreign currency
        exchange contracts (Notes 1I & 7)..............                             --                444              --
     Deferred organization expenses (Note 1F)..........                             --              3,024            3,500
                                                                            -----------       -----------        -----------

         Total Assets..................................                    $ 14,853,370      $  4,211,129     $  4,185,167
                                                                            -----------       -----------        -----------

   LIABILITIES:
     Cash overdraft....................................                    $        --       $     77,408     $     94,667
     Payable for investments purchased.................                             --             10,106              --
     Payable for Fund shares reacquired................                             250               --               --
     Trustees fees payable.............................                             225               225              --
     Investment Adviser fee payable....................                             --                --             1,540
     Accrued expenses..................................                           2,655             8,854            5,732
                                                                            -----------       -----------        -----------

         Total Liabilities.............................                    $      3,130      $     96,593     $    101,939
                                                                            -----------       -----------        -----------

   NET ASSETS..........................................                    $ 14,850,240      $  4,114,536     $  4,083,228
                                                                            ============      ============       ============
   NET ASSETS CONSIST OF:
   Paid in capital.....................................                    $ 12,266,618      $  2,725,616     $  3,292,916
   Accumulated undistributed net realized gain (loss) on
    investment and foreign currency transactions
    (computed on the basis of identified cost).........                          (9,805)          828,344          316,258
   Unrealized appreciation of investments and
    translation of assets and liabilities in foreign currencies
    (computed on the basis of identified cost).........                       2,586,121           528,897          480,939
   Undistributed (distributions in excess of)
    net investment income..............................                           7,306            31,679           (6,885)
                                                                             -----------       -----------       -----------

     Net assets applicable to outstanding shares.......                    $ 14,850,240      $  4,114,536     $  4,083,228
                                                                           ============      ============        ============
   SHARES OF BENEFICIAL INTEREST OUTSTANDING...........                       1,460,886           271,922          322,026
                                                                           ============      ============        ============
   NET ASSET VALUE, OFFERING PRICE,
    AND REDEMPTION PRICE PER SHARE
    OF BENEFICIAL INTEREST (Note 8)....................                          $10.17            $15.13           $12.68
                                                                           ============      ============        ============
See notes to financial statements

-------------------------------------------------------------------------------
     Statements of Operations
     For the Six Months Ended June 30, 1997 (unaudited)
---------------------------------------------------------

                                                                                  THE WRIGHT EQUIFUND EQUITY TRUST
                                                                             BELGIUM/
                                                                            LUXEMBOURG         BRITAIN           GERMANY
                                                                              SERIES           SERIES            SERIES
---------------------------------------------------------------------------------------------------------------------------


   INVESTMENT INCOME:

     Income --
       Dividends......................................                   $      91,505     $      29,697     $     65,707
       Less:  Foreign taxes...........................                         (12,535)          (4,769)           (6,571)
                                                                            -----------       -----------        -----------
       Total investment income........................                   $      78,970     $      24,928     $     59,136
                                                                            -----------       -----------         -----------

     Expenses --
       Investment Adviser fee (Note 2)................                   $      40,141     $       7,513     $     47,624
       Administrator fee (Note 2).....................                           5,352             1,002            6,350
       Compensation of Trustees not affiliated with
         the Investment Adviser or Administrator......                             685               674              659
       Custodian fee (Note 1E)........................                          30,477            23,477           31,702
       Transfer & dividend disbursing agent fees......                           1,662               147            1,851
       Shareholder communication expense..............                           2,444             1,078            1,312
       Distribution expenses (Note 3).................                          13,380             2,504           15,875
       Audit fees.....................................                          13,600            10,500           10,500
       Legal services.................................                             349               580              465
       Registration costs.............................                           4,000             7,790            7,840
       Amortization of organization expense (Note 1F).                           1,081             1,784            1,785
       Printing.......................................                             545             1,729            1,801
       Miscellaneous..................................                             609               --               --
                                                                            -----------       -----------       -----------
         Total expenses...............................                   $     114,325     $      58,778     $    127,764
                                                                            -----------       -----------       -----------

       Deduct --
         Preliminary reduction of Investment Adviser fee
          (Note 2)....................................                   $         --      $       3,182     $        --
         Preliminary allocation of expenses to Investment
          Adviser (Note 2)............................                             --             31,280              --
         Preliminary reduction of distribution expense by
          Principal Underwriter (Note 3)..............                             --              1,081              --
         Reduction of custodian fee (Note 1E).........                           9,462             3,161           20,093
                                                                            -----------       -----------       -----------

           Total deducted.............................                   $       9,462     $      38,704     $     20,093
                                                                           -----------       -----------         -----------

         Net expenses.................................                   $     104,863     $      20,074     $    107,671
                                                                           -----------       -----------         -----------

           Net investment income (loss)...............                   $     (25,893)    $       4,854     $    (48,535)
                                                                           -----------       -----------         -----------


   REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain on investment and foreign
      currency transactions (identified cost basis)...                   $   3,518,039     $     570,366     $  2,585,473
     Change in unrealized depreciation of investments
      and translation of assets and liabilities in
      foreign currencies..............................                      (3,087,902)        (623,761)       (1,852,711)
                                                                           -----------       -----------       -----------

         Net realized and unrealized gain (loss)......                   $     430,137     $    (53,395)     $    732,762
                                                                           -----------       -----------       -----------

         Net increase (decrease) in net assets
           from operations............................                   $     404,244     $    (48,541)     $    684,227
                                                                           ============      ============      ============
See notes to financial statements

-------------------------------------------------------------------------------
     Statements of Operations
     For the Six Months Ended June 30, 1997 (unaudited)
--------------------------------------------------------

                                                                        THE WRIGHT EQUIFUND EQUITY TRUST

                                                           HONG KONG          ITALIAN           JAPAN            MEXICO
                                                            SERIES            SERIES           SERIES            SERIES
-------------------------------------------------------------------------------------------------------------------------


   INVESTMENT INCOME:
     Income --
       Dividends......................................  $     187,117    $      29,740     $      55,237     $    268,742
       Less: Foreign taxes............................            --            (4,344)          (8,286)              --
                                                          -----------      -----------       -----------       -----------
       Total investment income........................  $     187,117    $      25,396     $      46,951     $    268,742
                                                          -----------      -----------       -----------        -----------


     Expenses --
       Investment Adviser fee (Note 2)................  $      68,080    $      22,629     $      53,081     $     96,602
       Administrator fee (Note 2).....................          9,077            3,017             7,077           12,880
       Compensation of Trustees not affiliated with
        the Investment Adviser or Administrator.......            674              674               659              674
       Custodian fee (Note 1E)........................         29,788           18,624            35,920           44,004
       Transfer & dividend disbursing agent fees......          3,597              896             2,415            4,510
       Shareholder communication expense..............          6,405              158             3,080            5,232
       Distribution expenses (Note 3).................         22,693            7,543            17,694           32,200
       Audit fees.....................................         14,500              --             13,850           14,000
       Legal services.................................            465              465             1,115              465
       Registration costs.............................          9,352            8,060             4,420            8,839
       Amortization of organization expense (Note 1F).            --             1,785               917            1,683
       Printing.......................................            215              215               215            2,071
       Miscellaneous..................................          1,599            1,096             1,580              234
                                                          -----------      -----------       -----------        -----------
         Total expenses...............................  $     166,445    $      65,162     $     142,023     $    223,394

       Deduct --
         Reduction of custodian fee (Note 1E).........  $      21,218    $      11,729     $      29,782     $      8,963
                                                          -----------      -----------       -----------        -----------
            Total deducted............................  $      21,218    $      11,729     $      29,782     $      8,963
                                                          -----------      -----------       -----------        -----------
          Net expenses................................. $     145,227    $      53,433     $     112,241     $    214,431
                                                          -----------      -----------       -----------        -----------
           Net investment income (loss)...............  $      41,890    $     (28,037)    $    (65,290)     $     54,311
                                                          -----------      -----------       -----------        -----------


   REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain (loss) on investment and foreign
      currency transactions (identified cost basis)...  $   4,664,952    $     907,220     $   (805,372)     $  1,870,719
     Change in unrealized appreciation (depreciation) of
      investments and translation of assets and liabilities
      in foreign currencies...........................    (5,089,501)         (804,740)        2,135,943        3,097,566
                                                          -----------      -----------       -----------       -----------

       Net realized and unrealized gain (loss) .......  $   (424,549)    $     102,480     $   1,330,571     $  4,968,285
                                                          -----------      -----------       -----------       -----------

       Net increase (decrease) in net assets from
        operations....................................  $   (382,659)    $      74,443     $   1,265,281     $  5,022,596
                                                          ============     ============      ============     ============
See notes to financial statements


-------------------------------------------------------------------------------
     Statements of Operations
     For the Six Months Ended June 30, 1997 (unaudited)
-------------------------------------------------------

                                                                                  THE WRIGHT EQUIFUND EQUITY TRUST

                                                                            NETHERLANDS        NORDIC          SWITZERLAND
                                                                              SERIES           SERIES            SERIES
----------------------------------------------------------------------------------------------------------------------------


   INVESTMENT INCOME:
     Income --
       Dividends......................................                   $     156,640     $      61,934     $     35,615
       Less:  Foreign taxes...........................                         (23,496)          (9,290)           (4,889)
                                                                            -----------       -----------       -----------
       Total investment income........................                   $     133,144     $      52,644     $     30,726
                                                                            -----------       -----------       -----------

     Expenses --
       Investment Adviser fee (Note 2)................                   $      40,232     $      19,869     $     16,051
       Administrator fee (Note 2).....................                           5,364             2,649            2,140
       Compensation of Trustees not affiliated with
         the Investment Adviser or Administrator......                             685              674              674
       Custodian fee (Note 1E)........................                          30,777            32,948           26,378
       Transfer & dividend disbursing agent fees......                           2,043               887            1,168
       Shareholder communication expense..............                           4,383             2,369            1,518
       Distribution expenses (Note 3).................                          13,412             6,623            5,351
       Audit fees.....................................                          10,750            10,500           10,800
       Legal services.................................                             401               465              465
       Registration costs.............................                           5,620             4,495            4,370
       Amortization of organization expense (Note 1F).                             --                917            1,067
       Printing.......................................                           1,179               215              215
       Miscellaneous..................................                           1,601             1,751            1,287
                                                                            -----------       -----------       -----------
         Total expenses...............................                   $     116,447     $      84,362     $     71,484
                                                                            -----------       -----------       -----------

       Deduct --
         Preliminary reduction of Investment Adviser fee
          (Note 2)....................................                   $         --      $       7,396     $      4,693
         Preliminary allocation of expenses to Investment
          Adviser (Note 2)............................                             --             12,856           12,000
         Preliminary reduction of distribution expense by
          Principal Underwriter (Note 3)..............                             --              6,623            2,078
         Reduction of custodian fee (Note 1E).........                          12,995             4,502            9,909
                                                                            -----------       -----------        -----------
           Total deducted.............................                   $      12,995     $      31,377     $     28,680
                                                                            -----------       -----------        -----------
         Net expenses.................................                   $     103,452     $      52,985     $     42,804
                                                                            -----------       -----------        -----------
           Net investment income (loss)...............                   $      29,692     $       (341)     $    (12,078)
                                                                            -----------       -----------        -----------


   REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain (loss) on investment and foreign
      currency transactions (identified cost basis)...                   $      (4,992)    $     841,867     $    341,445
     Change in unrealized appreciation (depreciation) of
      investments and translation of assets and liabilities
      in foreign currencies...........................                       1,461,858         (628,296)          272,072
                                                                            -----------       ------------      ----------

         Net realized and unrealized gain.............                   $   1,456,866     $     213,571     $    613,517
                                                                            -----------       ------------      ----------

         Net increase in net assets
           from operations............................                   $   1,486,558     $     213,230     $    601,439
                                                                            ============      ============      ============

See notes to financial statements

-------------------------------------------------------------------------------

     Statements of Changes in Net Assets
------------------------------------------

                                                                    THE WRIGHT EQUIFUND EQUITY TRUST

                                             BELGIUM/LUXEMBOURG SERIES      BRITAIN SERIES            GERMANY SERIES
                                               Year Ended Dec. 31         Year Ended Dec. 31        Year Ended Dec. 31
                                                1997(1)       1996        1997(1)       1996         1997(1)      1996
----------------------------------------------------------------------------------------------------------------------------


   INCREASE (DECREASE) IN NET ASSETS:

     From operations --
       Net investment income (loss)....... $   (25,893) $    209,146  $     4,854  $   175,467  $   (48,535) $   (16,369)
       Net realized gain (loss)...........   3,518,039     1,491,743      570,366    1,028,628    2,585,473     (551,241)
       Change in unrealized appreciation
         (depreciation)...................  (3,087,902)    1,531,687     (623,761)      90,482   (1,852,711)   3,446,304
                                             ----------    ----------   ----------   ----------   ----------   ----------

         Increase (decrease) in net assets
           from operations................ $   404,244  $  3,232,576  $   (48,541) $ 1,294,577  $    684,227 $ 2,878,694

     Distributions to shareholders from
       net investment income..............          --      (131,084)          --      (21,078)          --           --
     Distributions to shareholders from
       net realized gains.................          --    (1,343,612)          --   (1,142,102)          --           --
     Undistributed net investment
       income (loss) included in price of shares
       sold and redeemed (Note 1D)........     (76,131)       34,371      (30,631)    (107,867)      (1,315)      20,883
     Net increase (decrease) from Fund share
       transactions (exclusive of amounts
       allocated to net investment income)
       (Note 4)...........................  (16,434,244)   2,640,023   (2,816,794)  (10,146,831) (21,159,950)  3,819,094
                                             ----------    ----------   ----------   ----------   ----------   ----------

       Net increase (decrease) in
         net assets....................... $(16,106,131) $ 4,432,274  $(2,895,966) $(10,123,301)$(20,477,038)$  6,718,671

   NET ASSETS:

     At beginning of period...............  19,185,149    14,752,875    3,808,725   13,932,026   23,137,631   16,418,960
                                            ----------    ----------   ----------   ----------   -----------  ----------

     At end of period..................... $  3,079,018 $ 19,185,149  $   912,759  $  3,808,725 $ 2,660,593  $23,137,631
                                             ==========    ==========   ==========   ==========   =========  ===========

   UNDISTRIBUTED (DISTRIBUTIONS IN
     EXCESS OF) NET INVESTMENT
     INCOME INCLUDED IN NET ASSETS........  $   (5,486)  $    96,537  $  (172,812)  $ (147,035)  $    1,388   $   51,238
                                             ==========    ==========   ==========   ==========   =========  ===========




   (1) For the six months ended June 30, 1997 (unaudited).

See notes to financial statements

-------------------------------------------------------------------------------

     Statements of Changes in Net Assets
-----------------------------------------

                                                                                THE WRIGHT EQUIFUND EQUITY TRUST

                                                                           HONG KONG SERIES           ITALIAN SERIES
                                                                         Year Ended Dec. 31         Year Ended Dec. 31
                                                                          1997(1)       1996        1997(1)     1996(2)
--------------------------------------------------------------------------------------------------------------------------


   INCREASE  (DECREASE) IN NET ASSETS:

     From operations --
       Net investment income (loss).......                            $    41,890  $   508,415  $   (28,037) $   (42,324)
       Net realized gain (loss)...........                              4,664,952      566,477      907,220     (151,782)
       Change in unrealized appreciation
          (depreciation)..................                             (5,089,501)   6,216,698     (804,740)     908,030
                                                                       -----------  -----------  -----------  -----------

         Increase (decrease) in net assets
           from operations................                            $  (382,659) $ 7,291,590  $    74,443  $   713,924

     Distributions to shareholders from
       net investment income..............                                     --     (411,362)          --           --
     Undistributed net investment income
       (loss) included in price of shares
       sold and redeemed (Note 1D)........                               (595,769)     (78,279)         243           --
Net increase (decrease) from Fund
       share transactions (exclusive of
       amounts allocated to net investment
       income)  (Note 4)..................                            (24,565,068)   2,164,968   (9,879,638)  10,148,487
                                                                       -----------  -----------  -----------  -----------
       Net increase (decrease) in net assets                         $(25,543,496)  $8,966,917  $(9,804,952)  $10,862,411


   NET ASSETS:

     At beginning of period...............                             34,366,248   25,399,331   10,862,411           --
                                                                       -----------  -----------  -----------  -----------

     At end of period.....................                            $ 8,822,752  $34,366,248   $1,057,459   $10,862,411
                                                                      ============  ===========  ===========  ===========

   UNDISTRIBUTED (DISTRIBUTIONS IN
     EXCESS OF) NET INVESTMENT
     INCOME INCLUDED IN NET ASSETS........                            $    157,428 $   711,307   $  (27,794)  $       --
                                                                      ============  ===========  ===========  ===========



   (1) For the six months ended June 30, 1997 (unaudited).
   (2) For the period from the start of business, September 9, 1996, to December 31,1996.

See notes to financial statements

-------------------------------------------------------------------------------

     Statements of Changes in Net Assets
-----------------------------------------

                                                                                THE WRIGHT EQUIFUND EQUITY TRUST

                                                                             JAPAN SERIES              MEXICO SERIES
                                                                          Year Ended Dec. 31        Year Ended Dec. 31
                                                                          1997(1)       1996        1997(1)      1996
----------------------------------------------------------------------------------------------------------------------------


   INCREASE  (DECREASE) IN NET ASSETS:

     From operations --
       Net investment income (loss).......                            $   (65,290) $  (202,496) $    54,311  $   (41,951)
       Net realized gain (loss)...........                               (805,372)      12,609    1,870,719    3,797,417
       Change in unrealized appreciation
         (depreciation)...................                              2,135,943   (1,695,909)   3,097,566    2,713,474
                                                                       -----------  -----------  -----------  -----------

         Increase (decrease) in net assets
           from operations................                            $ 1,265,281  $(1,885,796) $ 5,022,596  $ 6,468,940

     Undistributed net investment
       income (loss) included in price of shares
       sold and redeemed (Note 1D)........                            $       424           --         (106)          --
     Net decrease from Fund
       share transactions (exclusive of
       amounts allocated to net investment
       income)  (Note 4)..................                             (4,157,529)  (2,704,248)  (1,133,627)  (16,934,318)
                                                                       -----------  -----------  -----------  -----------
       Net increase (decrease) in net assets                          $(2,891,824) $(4,590,044) $ 3,888,863  $(10,465,378)

   NET ASSETS:

     At beginning of period...............                             17,040,939   21,630,983   22,027,664    32,493,042
                                                                       -----------  -----------  -----------   -----------

     At end of period.....................                            $14,149,115  $17,040,939  $25,916,527   $22,027,664
                                                                      ============  =========== ============   ===========


   UNDISTRIBUTED (DISTRIBUTIONS IN
    EXCESS OF) NET INVESTMENT
    INCOME INCLUDED IN NET ASSETS.........                            $   (65,466) $      (600)  $   54,205   $       --
                                                                      ============  =========== ============  ===========


   (1) For the six months ended June 30, 1997 (unaudited).

See notes to financial statements


-------------------------------------------------------------------------------

     Statements of Changes in Net Assets
------------------------------------------

                                                                    THE WRIGHT EQUIFUND EQUITY TRUST

                                                 NETHERLANDS SERIES          NORDIC SERIES          SWITZERLAND SERIES
                                               Year Ended Dec. 31         Year Ended Dec. 31        Year Ended Dec. 31
                                                 1997(1)      1996        1997(1)       1996        1997(1)      1996
-------------------------------------------------------------------------------------------------------------------------


   INCREASE (DECREASE) IN NET ASSETS:

     From operations --
       Net investment income (loss)....... $    29,692  $     57,762  $      (341) $   (27,521) $   (12,078) $   (1,334)
       Net realized gain (loss)...........      (4,992)    1,625,807      841,867      639,128      341,445      279,574
       Change in unrealized appreciation
        (depreciation)....................   1,461,858       596,237     (628,296)     774,974      272,072     (224,621)
                                            -----------   -----------  -----------  -----------  -----------  -----------

         Increase in net assets
          from operations................. $ 1,486,558  $  2,279,806  $    213,230 $ 1,386,581  $   601,439  $    53,619

     Distributions to shareholders
      from net realized gains............           --    (1,604,679)    (291,602)     (85,095)     (98,919)    (175,251)
     Undistributed net investment income
      (loss) included in price of shares
      sold and redeemed (Note 1D).........       3,666       (18,321)       1,812        8,773          787       (3,843)
     Net increase (decrease) from Fund
      share transactions (exclusive of
      amounts allocated to net investment
      income)  (Note 4)...................   5,793,988      (308,315)  (2,839,880)   2,216,412   (2,528,582)  (1,394,277)
                                            -----------   -----------  -----------  -----------  -----------  -----------

         Net increase (decrease)
          in net assets................... $ 7,284,212  $    348,491  $(2,916,440) $ 3,526,671  $(2,025,275)$ (1,519,752)

   NET ASSETS:

     At beginning of period...............   7,566,028     7,217,537    7,030,976    3,504,305    6,108,503    7,628,255
                                            -----------   -----------  -----------  -----------  -----------  -----------

     At end of period..................... $14,850,240  $  7,566,028  $ 4,114,536  $ 7,030,976  $ 4,083,228  $ 6,108,503
                                           ============   =========== ============  =========== ============  ===========
   UNDISTRIBUTED (DISTRIBUTIONS IN
    EXCESS OF) NET INVESTMENT
    INCOME INCLUDED IN NET ASSETS.........  $    7,306   $   (26,052) $    31,679   $   30,208   $   (6,885)  $    4,406
                                           ============   =========== ============  =========== ============  ===========



   (1) For the six months ended June 30, 1997 (unaudited).

See notes to financial statements

-------------------------------------------------------------------------------

     Financial Highlights
----------------------------

                                                                              THE WRIGHT EQUIFUND EQUITY TRUST
                                                                                  BELGIUM/LUXEMBOURG SERIES
                                                                                   Year Ended December 31
                                                                     -------------------------------------------------------
                                                                       1997(6)       1996         1995         1994(1)
----------------------------------------------------------------------------------------------------------------------------


   Net asset value -- beginning of period..............                $ 13.390     $ 12.010     $ 10.240     $  10.000
                                                                        --------     --------     --------     --------

   Income from Investment Operations:
     Net investment income.............................                $ (0.094)    $  0.171     $  0.156     $   0.106
     Net realized and unrealized gain..................                   1.594        2.334        1.904         0.174
                                                                        --------     --------     --------     --------

       Total income from investment operations.........                $  1.500     $  2.505     $  2.060     $   0.280

                                                                        --------     --------     --------     --------

   Less Distributions:
     From net investment income........................                $ --         $ (0.100)    $ (0.050)    $  (0.040)

     From net realized gains on investments............                  --           (1.025)      (0.240)       --
                                                                        --------     --------     --------     --------

       Total distributions.............................                $ --         $ (1.125)    $ (0.290)    $  (0.040)

                                                                        --------     --------     --------     --------

   Net asset value -- end of period....................                $ 14.890     $ 13.390     $ 12.010     $  10.240
                                                                       =========    =========    =========    =========

   Total Return(3).....................................                  11.20%       20.99%       20.28%         2.81%
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $   3,079    $  19,185    $  14,753    $  11,437
     Ratio of net expenses to average net assets.......                   2.15%(2)(4)  1.68%(4)     1.76%(4)      1.62%(2)
     Ratio of net investment income (loss) to average
       net assets......................................                  (0.49%)(2)    1.20%        1.52%         0.95%(2)
     Portfolio Turnover Rate...........................                      3%          34%          38%           26%
     Average commission rate paid(5) ..................                $  0.3364    $  0.4536          --           --

   (1) For the period from start of business, February 15, 1994, to December 31, 1994.
   (2) Annualized.
   (3) Total  investment  return is  calculated  assuming a purchase  at the net asset  value on the first day and a sale at the net asset value on the last day of each period  reported.  Dividends  and  distributions,  if any,  are assumed to be invested at the net asset value on the record date.
   (4) Custodian  fees were reduced by credits  resulting from cash balances the
     Trust  maintained  with the  custodian  (Note 1E). The  computation  of net expenses to average  daily net assets  reported  above is computed  without consideration of such credits, in accordance with reporting  regulations in effect  beginning in 1995. If these credits were  considered,  the ratio of net expenses to average  daily net assets would have been reduced to 1.98%,
     1.55% and 1.53% for the six months  ended  June 30,  1997 and for the years ended December 31, 1996 and 1995, respectively.
   (5) Average  commission  rate paid is computed by dividing  the total  dollar amount of  commissions  paid during the fiscal year by the total  number of shares purchased and sold during the fiscal year on which  commissions were charged.  For fiscal years  beginning on or after September 1, 1995, a Fund is required to disclose its average  commission rate per share for security trades on which commissions are charged.
   (6) For the six months ended June 30, 1997 (unaudited).

See notes to financial statements


-------------------------------------------------------------------------------

     Financial Highlights
---------------------------

                                                                       THE WRIGHT EQUIFUND EQUITY TRUST
                                                                                BRITAIN SERIES
                                                                            Year Ended December 31
                                                                      ---------------------------------------------
                                                                       1997(7)       1996        1995(2)
-------------------------------------------------------------------------------------------------------------------

   Net asset value -- beginning of period..............                $  9.090     $ 10.400     $ 10.000
                                                                        --------     --------     --------

   Income from Investment Operations:
     Net investment income.............................                $  0.162     $  0.101     $  0.213
     Net realized and unrealized gain(8)...............                   0.238        2.369        0.892
                                                                        --------     --------     --------
       Total income from investment operations.........                $  0.400     $  2.470     $  1.105
                                                                        --------     --------     --------

   Less Distributions:
     From net investment income........................                $ --         $ (0.020)    $ (0.150)
     From net realized gains on investments............                               (3.760)      (0.555)
                                                                        --------     --------     --------
       Total distributions.............................                $ --         $ (3.780)    $ (0.705)
                                                                        --------     --------     --------

   Net asset value -- end of period....................                $  9.490     $  9.090     $ 10.400
                                                                       =========    =========    =========
   Total Return(3).....................................                   4.40%       26.67%       11.10%
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $     913    $   3,809    $  13,932
     Ratio of net expenses to average net assets(1)....                  2.34%(4)(5)   2.34%(5)     1.56%(4) (5)
     Ratio of net investment income to average net assets(1)             0.49%(4)      2.46%        2.77%(4)
     Portfolio Turnover Rate...........................                    37%           93%          42%
     Average commission rate paid(6) ..................                $ 0.0237    $  0.2000          --

   (1) During the six months ended June 30, 1997 and the year ended December 31, 1996, the Investment Adviser and the Principal Underwriter reduced their fees, and the Investment Adviser was allocated a portion of operating expenses. Had such actions not been undertaken, net investment income
     (loss) per share and the ratios would have been as follows:

                                                                       1997(7)       1996

   Net investment income (loss) per share..............                $ (1.018)    $  0.098
                                                                       =========    =========
   Annualized Ratios (As a percentage of average net assets):

     Expenses..........................................                   5.91% (4)    2.42%
                                                                       =========    =========
     Net investment income (loss)......................                  (3.08%)(4)    2.38%
                                                                       =========    =========

   (2) For the period from start of business,  April 20,  1995,  to December 31, 1995.
   (3) Total  investment  return is  calculated  assuming a purchase  at the net asset  value on the first day and a sale at the net asset value on the last day of each period  reported.  Dividends  and  distributions,  if any,  are assumed to be invested at the net asset value on the record date.
   (4) Annualized.
   (5) Custodian  fees were reduced by credits  resulting from cash balances the
     Trust  maintained  with the  custodian  (Note 1E). The  computation  of net expenses to average  daily net assets  reported  above is computed  without consideration of such credits, in accordance with reporting  regulations in effect  beginning in 1995. If these credits were  considered,  the ratio of net expenses to average  daily net assets would have been reduced to 2.02%,
     2.00% and 1.24% for the six months  ended  June 30,  1997 and for the years ended December 31, 1996 and 1995, respectively.
   (6) Average  commission  rate paid is computed by dividing  the total  dollar amount of  commissions  paid during the fiscal year by the total  number of shares purchased and sold during the fiscal year on which  commissions were charged.  For fiscal years  beginning on or after September 1, 1995, a Fund is required to disclose its average  commission rate per share for security trades on which commissions are charged.
   (7) For the six months ended June 30, 1997 (unaudited).
   (8) For the period ended June 30, 1997, the per share amount is not in accord with the net realized and unrealized  gain (loss) for the period because of the timing of sales of Trust shares and the amounts per share  realized and unrealized gains and losses at such times.

See notes to financial statements

-------------------------------------------------------------------------------

     Financial Highlights
---------------------------

                                                                       THE WRIGHT EQUIFUND EQUITY TRUST
                                                                                GERMANY SERIES
                                                                            Year Ended December 31
                                                                   ---------------------------------------------
                                                                       1997(6)       1996        1995(1)
----------------------------------------------------------------------------------------------------------------


   Net asset value -- beginning of period..............                $ 10.630     $  9.240     $ 10.000
                                                                        --------     --------     --------

   Income from Investment Operations:
     Net investment income (loss)......................                $ (0.017)    $ (0.001)    $  0.073
     Net realized and unrealized gain (loss)...........                   1.267        1.391       (0.783)
                                                                        --------     --------     --------
       Total income (loss) from investment operations..                $  1.250     $  1.390     $ (0.710)


   Less Distributions:
     From net investment income........................                  --           --           (0.050)
                                                                        --------     --------     --------
   Net asset value -- end of period....................                $ 11.880     $ 10.630     $  9.240
                                                                       =========    =========    =========

   Total Return(2).....................................                  11.76%       15.04%       (7.09%)
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $   2,661    $  23,138    $  16,419
     Ratio of net expenses to average net assets.......                   2.03%(3)(4)  1.68%(4)     1.59%(3) (4)
     Ratio of net investment income (loss) to average net
       assets..........................................                  (0.77%)(3)   (0.08%)       0.91%(3)
     Portfolio Turnover Rate...........................                      0%          77%          18%
     Average commission rate paid(5) ..................                $  0.2474    $  0.0198          --

   (1) For the period from start of business,  April 19,  1995,  to December 31, 1995.
   (2) Total  investment  return is  calculated  assuming a purchase  at the net asset  value on the first day and a sale at the net asset value on the last day of each period  reported.  Dividends  and  distributions,  if any,  are assumed to be invested at the net asset value on the record date.
   (3) Annualized.
   (4) Custodian  fees were reduced by credits  resulting from cash balances the
     Trust  maintained  with the  custodian  (Note 1E). The  computation  of net expenses to average  daily net assets  reported  above is computed  without consideration of such credits, in accordance with reporting  regulations in effect  beginning in 1995. If these credits were  considered,  the ratio of net expenses to average  daily net assets would have been reduced to 1.71%,
     1.57% and 1.29% for the six months  ended  June 30,  1997 and for the years ended December 31, 1996 and 1995, respectively.
   (5) Average  commission  rate paid is computed by dividing  the total  dollar amount of  commissions  paid during the fiscal year by the total  number of shares purchased and sold during the fiscal year on which  commissions were charged.  For fiscal years  beginning on or after September 1, 1995, a Fund is required to disclose its average  commission rate per share for security trades on which commissions are charged.
   (6) For the six months ended June 30,1997 (unaudited).

See notes to financial statements

-------------------------------------------------------------------------------

     Financial Highlights
-----------------------------

                                                                  THE WRIGHT EQUIFUND EQUITY TRUST
                                                                          HONG KONG SERIES
                                                                       Year Ended December 31
                                           ----------------------------------------------------------------------------
                                             1997(6)       1996         1995         1994         1993          1992
-----------------------------------------------------------------------------------------------------------------------

   Net asset value -- beginning of period.. $  16.470     $ 13.030     $ 13.020     $ 20.990     $ 11.770     $  10.270
                                             --------     --------      --------     --------     --------     --------

   Income from Investment Operations:
     Net investment income (loss)(1)....... $  (0.015)    $  0.182     $  0.368     $  0.678     $  0.426     $   0.330
     Net realized and unrealized
         gain loss)(3).....................     1.795        3.458       (0.158)      (8.448)       9.394         1.355
                                             --------     --------      --------     --------     --------     --------
       Total income (loss)
         from investment operations........ $   1.780     $  3.640     $  0.210     $ (7.770)    $  9.820     $   1.685
                                             --------     --------      --------     --------     --------     --------
   Less Distributions:
     From net investment income............ $  --         $  (0.200)   $ (0.200)    $ (0.200)    $ (0.254)    $  (0.170)

     From net realized gains on investments    --               --          --        --           (0.346)       (0.015)
                                             --------     -----------   --------     --------     --------     --------
       Total distributions................. $  --         $  (0.200)   $ (0.200)    $ (0.200)    $ (0.600)    $  (0.185)
                                             --------     -----------   --------     --------     --------     --------

   Net asset value -- end of period........ $  18.250     $ 16.470     $ 13.030     $ 13.020     $ 20.990     $  11.770
                                            =========    =========     =========    =========    =========    =========
   Total Return(2) ........................    10.81%       27.96%        1.63%      (37.03%)      84.32%        16.33%
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted). $   8,823     $ 34,366     $  25,399    $  19,679    $  16,210    $   3,545
     Ratio of net expenses to average
        net assets ........................   1.85%(4)(7)   1.62%(4)      1.59%(4)      1.41%        2.00%        2.00%
     Ratio of net investment income to
       average net assets..................   0.47%(7)      1.81%         3.26%         3.93%        3.01%        3.13%
     Portfolio Turnover Rate...............     11%           65%          100%          131%          76%          39%
     Average commission rate paid(5) ...... $  0.0134     $ 0.0095           --           --           --           --

   (1) During certain  periods  presented,  either the Investment  Adviser,  the
     Administrator and/or the Principal  Underwriter reduced their fees, and the
     Investment Adviser was allocated a portion of operating expenses.  Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:
                                                                                                    1993          1992

   Net investment income per share.....................                                          $  0.419     $   0.093
                                                                                                 =========    =========
   Annualized Ratios (As a percentage of average net assets):

     Expenses..........................................                                             2.05%         4.25%
                                                                                                 =========    =========
     Net investment income.............................                                             2.96%         0.88%
                                                                                                 =========    =========

   (2) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
   (3) For the period ended June 30,1997 and the years ended December 31, 1995 and 1992, the per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Trust shares and the amounts per share realized and unrealized gains and losses at such times.
   (4) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1E). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.61%, 1.43% and 1.34% for the six months ended June 30, 1997 and for the years ended December 31, 1996 and 1995, respectively.
   (5) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
   (6) For the six months ended June 30, 1997 (unaudited).
   (7) Annualized.

See notes to financial statements

-------------------------------------------------------------------------------

     Financial Highlights
----------------------------

                                                                  THE WRIGHT EQUIFUND EQUITY TRUST
                                                                           ITALIAN SERIES
                                                                       Year Ended December 31
                                                                   -----------------------------------
                                                                       1997(6)      1996(1)
------------------------------------------------------------------------------------------------------


   Net asset value -- beginning of period..                            $ 10.670     $ 10.000
                                                                        --------     --------

   Income from Investment Operations:
     Net investment loss...................                            $ (0.298)    $ (0.042)
     Net realized and unrealized gain
      on investments.......................                               0.978        0.712
                                                                        --------     --------

       Total income
         from investment operations........                            $  0.680     $  0.670

                                                                        --------     --------

   Net asset value, end of period..........                            $ 11.350     $ 10.670
                                                                       =========    =========

   Total Return(3).........................                               6.37%        6.70%
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $   1,057    $  10,862
     Ratio of net expenses to average net assets.......                   2.18%(2)(4)   1.98%(2)(4)
     Ratio of net investment loss to average net assets                  (0.94%)(2)    (1.43%)(2)
     Portfolio Turnover Rate...........................                      1%           24%
     Average commission rate paid(5)...................                $  0.0100    $  0.0145



   (1) For the period from the start of business, September 9, 1996 to December 31, 1996.
   (2) Annualized.
   (3) Total investment  return is calculated  assuming a purchase at the net asset value on the first day and a sale at the net  asset  value  on the  last  day of each  period  reported.
     Dividends and distributions,  if any, are assumed to be invested at the net asset value on the record date.
   (4) Custodian  fees were reduced by credits  resulting from cash balances the
     Trust  maintained  with the  custodian  (Note 1E). The  computation  of net expenses to average  daily net assets  reported  above is computed  without consideration of such credits, in accordance with reporting  regulations in effect  beginning in 1995. If these credits were  considered,  the ratio of net  expenses to average  daily net assets would have been reduced to 1.79%
     and 1.43% for the six  months  ended  June 30,  1997 and for the year ended
     December 31, 1996, respectively.
   (5) Average  commission  rate paid is computed by dividing  the total  dollar amount of  commissions  paid during the fiscal year by the total  number of shares purchased and sold during the fiscal year on which  commissions were charged.  For fiscal years  beginning on or after September 1, 1995, a Fund is required to disclose its average  commission rate per share for security trades on which commissions are charged.
   (6) For the six months ended June 30, 1997 (unaudited).

See notes to financial statements

-------------------------------------------------------------------------------

     Financial Highlights
---------------------------

                                                                              THE WRIGHT EQUIFUND EQUITY TRUST
                                                                                        JAPAN SERIES
                                                                                   Year Ended December 31
                                                                      -------------------------------------------------
                                                                       1997(6)       1996         1995         1994(1)
-----------------------------------------------------------------------------------------------------------------------


   Net asset value -- beginning of period..............                $  7.980     $  8.780     $  9.660     $  10.000
                                                                        --------     --------     --------     --------

   Income from Investment Operations:
     Net investment loss...............................                $ (0.042)    $ (0.095)    $ (0.045)    $  (0.050)
     Net realized and unrealized gain (loss)...........                   1.132       (0.705)      (0.835)       (0.170)
                                                                        --------     --------     --------     --------

       Total income (loss) from investment operations..                $  1.090     $ (0.800)    $ (0.880)    $  (0.220)


   Less Distributions:
     From net realized gains on investments............                  --           --           --            (0.120)

                                                                        --------     --------     --------     --------

   Net asset value -- end of period....................                $  9.070     $  7.980     $  8.780     $   9.660
                                                                       =========    =========    =========    =========

   Total Return(3).....................................                  13.66%       (9.11%)      (9.11%)       (2.17%)
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $  14,149    $  17,041    $  21,631    $   8,653
     Ratio of net expenses to average net assets.......                   2.01%(2)(4)  1.75%(4)     1.81%(4)      1.83% (2)
     Ratio of net investment loss to average net assets                  (0.92%)(2)   (1.05%)      (0.67%)       (0.66%)(2)
     Portfolio Turnover Rate...........................                     47%          56%         112%           48%
     Average commission rate paid(5) ..................                $  0.1115    $  0.0917           --           --

   (1) For the period from the start of business, February 14, 1994 to December 31, 1994.
   (2) Annualized.
   (3) Total investment  return is calculated  assuming a purchase at the net asset value on the first day and a sale at the net  asset  value  on the  last  day of each  period  reported.
     Dividends and distributions,  if any, are assumed to be invested at the net asset value on the record date.
   (4) Custodian  fees were reduced by credits  resulting from cash balances the
     Trust  maintained  with the  custodian  (Note 1E). The  computation  of net expenses to average  daily net assets  reported  above is computed  without consideration of such credits, in accordance with reporting  regulations in effect  beginning in 1995. If these credits were  considered,  the ratio of net expenses to average  daily net assets would have been reduced to 1.59%,
     1.65% and 1.49% for the six months  ended  June 30,  1997 and for the years ended December 31, 1996 and 1995, respectively.
   (5) Average  commission  rate paid is computed by dividing  the total  dollar amount of  commissions  paid during the fiscal year by the total  number of shares purchased and sold during the fiscal year on which  commissions were charged.  For fiscal years  beginning on or after September 1, 1995, a Fund is required to disclose its average  commission rate per share for security trades on which commissions are charged.
   (6) For the six months ended June 30, 1997 (unaudited).

See notes to financial statements


-------------------------------------------------------------------------------

     Financial Highlights
----------------------------

                                                                              THE WRIGHT EQUIFUND EQUITY TRUST
                                                                                        MEXICO SERIES
                                                                                   Year Ended December 31
                                                                      -------------------------------------------------
                                                                       1997(6)       1996          1995         1994(1)
------------------------------------------------------------------------------------------------------------------------


   Net asset value -- beginning of period..............                $  5.380     $  4.220     $  6.480     $  10.000
                                                                        --------     --------     --------     --------

   Income from Investment Operations:
     Net investment income (loss)......................                $  0.016     $ (0.012)    $ (0.012)    $  (0.040)
     Net realized and unrealized gain (loss)...........                   1.284        1.172       (2.175)       (2.970)
                                                                        --------     --------     --------     --------

       Total income (loss) from investment operations..                $  1.300     $  1.160     $ (2.187)    $  (3.010)

                                                                        --------     --------     --------     --------

   Less Distributions:
     From net realized gains on investments............                $ --         $ --         $ (0.030)    $  (0.510)

     In excess of net realized gains on investments....                  --           --           (0.043)       --
                                                                        --------     --------     --------     --------

       Total distributions.............................                $ --         $ --         $ (0.073)    $  (0.510)

                                                                        --------     --------     --------     --------

   Net asset value -- end of period....................                $  6.680     $  5.380     $  4.220     $   6.480
                                                                       =========    =========    =========    =========

   Total Return(3).....................................                  24.16%       27.49%      (33.37%)      (30.91%)
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $  25,917    $  22,028    $  32,493    $  13,422
     Ratio of net expenses to average net assets.......                   1.66%(2)(4)  1.59%(4)      1.72%(4)     1.38% (2)
     Ratio of net investment income (loss) to average net
       assets..........................................                   0.49%(2)    (0.14%)      (0.41%)       (0.98%)(2)
     Portfolio Turnover Rate...........................                     27%          63%         110%           85%
     Average commission rate paid(5) ..................                $  0.0104    $  0.0045          --            --

   (1) For the period from the start of business, August 2, 1994 to December 31, 1994.
   (2) Annualized.
   (3) Total  investment  return is  calculated  assuming a purchase  at the net asset  value on the first day and a sale at the net asset value on the last day of each period  reported.  Dividends  and  distributions,  if any,  are assumed to be invested at the net asset value on the record date.
   (4) Custodian  fees were reduced by credits  resulting from cash balances the
     Trust  maintained  with the  custodian  (Note 1E). The  computation  of net expenses to average  daily net assets  reported  above is computed  without consideration of such credits, in accordance with reporting  regulations in effect  beginning in 1995. If these credits were  considered,  the ratio of net expenses to average  daily net assets would have been reduced to 1.59%,
     1.41% and 1.39% for the six months  ended  June 30,  1997 and for the years ended December 31, 1996 and 1995, respectively.
   (5) Average  commission  rate paid is computed by dividing  the total  dollar amount of  commissions  paid during the fiscal year by the total  number of shares purchased and sold during the fiscal year on which  commissions were charged.  For fiscal years  beginning on or after September 1, 1995, a Fund is required to disclose its average  commission rate per share for security trades on which commissions are charged.
   (6) For the six months ended June 30, 1997 (unaudited).

See notes to financial statements


-------------------------------------------------------------------------------

     Financial Highlights
----------------------------

                                                                  THE WRIGHT EQUIFUND EQUITY TRUST
                                                                         NETHERLANDS SERIES
                                                                       Year Ended December 31
                                            --------------------------------------------------------------------------
                                             1997(6)       1996         1995         1994        1993(2)        1992
----------------------------------------------------------------------------------------------------------------------

   Net asset value -- beginning of period.. $   8.970     $  8.590     $  8.100     $ 10.020     $  8.460     $   9.420
                                             --------     --------      --------     --------     --------     --------

   Income from Investment Operations:
     Net investment income (loss)(1)....... $   0.036     $  0.047     $ (0.004)    $ (0.060)    $ (0.015)    $   0.108
     Net realized and unrealized gain (loss)    1.164        2.943        1.490        1.150        1.655        (0.958)
                                             --------     --------      --------     --------     --------     --------
       Total income (loss)
         from investment operations........ $   1.200     $  2.990     $  1.486     $  1.090     $  1.640     $  (0.850)
                                             --------     --------      --------     --------     --------     --------

   Less Distributions:
     From net investment income............ $  --         $ --         $    --      $ (0.020)    $ (0.080)    $  (0.110)

     From net realized gains on investments    --           (2.610)      (0.996)      (2.990)        --            --
                                             --------     --------      --------     --------     --------     --------

     Total distributions................... $  --         $ (2.610)    $ (0.996)    $ (3.010)    $ (0.080)    $  (0.110)
                                             --------     --------      --------     --------     --------     --------

   Net asset value -- end of period........ $  10.170     $  8.970     $  8.590     $  8.100     $ 10.020     $   8.460
                                            =========    =========     =========    =========    =========    =========
   Total Return(3) ........................    13.38%       36.56%       18.84%       11.68%       19.52%        (9.18%)
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted). $  14,850     $  7,566     $   7,218    $   3,951    $   8,753    $     165
     Ratio of net expenses to average
        net assets(1)......................     2.17%(4)(7)  2.22%(4)     2.26%(4)      1.93%       2.00%         2.00%
     Ratio of net investment income (loss) to
       average net assets(1)...............     0.55%(7)     0.83%       (0.13%)       0.13%       (0.16%)        1.26%
     Portfolio Turnover Rate...............        3%         124%           87%         101%          47%          69%
     Average commission rate paid(5) ...... $  0.1950     $ 0.1882           --           --           --           --

   (1) During certain periods presented, either the Investment Adviser, the Administrator and/or the Principal Underwriter reduced their fees, and the Investment Adviser was allocated a portion of operating expenses. Had such actions not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                           1996         1995                     1993(2)        1992
                                                          ------      -------                   ---------     --------

   Net investment income (loss) per share..               $  0.038     $ (0.018)                 $ (0.085)    $  (2.481)
                                                         =========     =========                 =========    =========
   Annualized Ratios (As a percentage of average net assets):

     Expenses..............................                  2.38%        2.45%                     2.75%        32.21%
                                                         =========     =========                 =========    =========
     Net investment income (loss)..........                  0.67%       (0.58%)                   (0.91%)      (28.95%)
                                                         =========     =========                 =========    =========

   (2) Certain of the per share data are based on average shares outstanding.
   (3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
   (4) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian (Note 1E). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.93%, 1.99% and 2.00% for the six months ended June 30, 1997 and for the years ended December 31, 1996 and 1995, respectively.
   (5) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
   (6) For the six months ended June 30, 1997 (unaudited).
   (7) Annualized.

See notes to financial statements


-------------------------------------------------------------------------------

     Financial Highlights
----------------------------

                                                                               THE WRIGHT EQUIFUND EQUITY TRUST
                                                                                         NORDIC SERIES
                                                                                    Year Ended December 31
                                                                      --------------------------------------------------
                                                                       1997(7)       1996         1995         1994(2)
------------------------------------------------------------------------------------------------------------------------

   Net asset value -- beginning of period..............                $ 14.780     $ 11.330     $  9.500     $  10.000
                                                                        --------     --------     --------     --------

   Income from Investment Operations:
     Net investment income (loss)(1)...................                $  0.053     $ (0.064)    $  0.072     $  (0.012)
     Net realized and unrealized gain (loss)...........                   1.057        3.694        1.808        (0.118)
                                                                        --------     --------     --------     --------
       Total income (loss)
         from investment operations....................                $  1.110     $  3.630     $  1.880     $  (0.130)
                                                                        --------     --------     --------     --------
   Less Distributions:
     From net investment income........................                $ --         $ --         $ (0.050)     $    --
     In excess of net realized gain on investments.....                  (0.760)      (0.180)        --          (0.366)
     From paid-in capital..............................                  --           --             --          (0.004)
                                                                        --------     --------     --------     --------
     Total distributions...............................                $ (0.760)    $ (0.180)    $ (0.050)    $  (0.370)
                                                                        --------     --------     --------     --------

   Net asset value -- end of period....................                $ 15.130     $ 14.780     $ 11.330     $   9.500
                                                                       =========    =========    =========    =========

   Total Return(4).....................................                   7.87%       32.09%       19.80%        (1.19%)
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $  4,115     $  7,031     $  3,504     $   8,712
     Ratio of net expenses to average net assets(1)....                   2.17%(3)(5)  2.21%(5)     2.24%(5)      1.78% (3)
     Ratio of net investment income (loss) to average net assets(1)      (0.01%)(3)   (0.55%)       0.15%        (0.35%)(3)
     Portfolio Turnover Rate...........................                     24%          78%          94%           33%
     Average commission rate paid(6) ..................                $  0.1203    $  0.1131          --            --

   (1) During the six months ended June 30,1997 and the years ended December 31, 1996 and 1995, the Investment Adviser and the Principal Underwriter reduced their fees and the Investment Adviser was allocated a portion of operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                                       1997(7)       1996         1995
                                                                       -------      ------       ------

   Net investment loss per share.......................                $ (0.052)    $ (0.130)    $ (0.523)
                                                                       =========    =========    =========
   Annualized Ratios (As a percentage of average net assets):

     Expenses..........................................                   3.18% (3)    2.78%        3.25%
                                                                       =========    =========    =========
     Net investment loss...............................                  (1.03%)(3)   (1.12%)      (1.09%)
                                                                       =========    =========    =========

   (2)For the period  from the start of  business,  February 14, 1994 to December 31, 1994.
   (3)Annualized.
   (4)Total  investment  return is  calculated  assuming a purchase  at the net asset  value on the first day and a sale at the net asset value on the last day of each period  reported.  Dividends  and  distributions,  if any,  are assumed to be invested at the net asset value on the record date.
   (5) Custodian  fees were reduced by credits  resulting from cash balances the
     Trust  maintained  with the  custodian  (Note 1E). The  computation  of net expenses to average  daily net assets  reported  above is computed  without consideration of such credits, in accordance with reporting  regulations in effect  beginning in 1995. If these credits were  considered,  the ratio of net expenses to average  daily net assets would have been reduced to 2.00%,
     1.99% and 2.00% for the six months  ended  June 30,  1997 and for the years ended December 31, 1996 and 1995, respectively.
   (6) Average  commission  rate paid is computed by dividing  the total  dollar amount of  commissions  paid during the fiscal year by the total  number of shares purchased and sold during the fiscal year on which  commissions were charged.  For fiscal years  beginning on or after September 1, 1995, a Fund is required to disclose its average  commission rate per share for security trades on which commissions are charged.
   (7) For the six months ended June 30, 1997 (unaudited).

See notes to financial statements

-------------------------------------------------------------------------------

     Financial Highlights
---------------------------

                                                                               THE WRIGHT EQUIFUND EQUITY TRUST
                                                                                      SWITZERLAND SERIES
                                                                                    Year Ended December 31
                                                                      -------------------------------------------------
                                                                       1997(7)       1996         1995         1994(2)
-----------------------------------------------------------------------------------------------------------------------


   Net asset value -- beginning of period..............                $ 10.850     $ 11.100     $  9.430     $  10.000
                                                                        --------     --------     --------     --------

   Income from Investment Operations:
     Net investment income (loss)(1)...................                $ (0.029)    $ (0.006)    $  0.060     $   0.075
Net realized and unrealized gain (loss)................                   2.109        0.066        1.660        (0.595)
                                                                        --------     --------     --------     --------
       Total income (loss) from investment operations..                $  2.080     $  0.060     $  1.720     $  (0.520)

   Less Distributions:

     From net realized gains on investments............                  (0.250)      (0.310)      (0.050)       (0.050)
                                                                        --------     --------     --------     --------

   Net asset value -- end of period....................                $ 12.680     $ 10.850     $ 11.100     $   9.430
                                                                       =========    =========    =========    =========

   Total Return(4).....................................                  19.49%        0.54%       18.35%        (5.19%)
   Annualized Ratios/Supplemental Data:
     Net assets, end of year (000 omitted).............                $  4,083    $   6,109    $   7,628    $   3,813
     Ratio of net expenses to average net assets(1)....                   2.46%(3)(5)  2.08%(5)      2.26%(5)     2.00%(3)
     Ratio of net investment income (loss) to average net
       assets(1).......................................                  (0.56%)(3)   (0.02%)       0.72%         0.49%(3)
     Portfolio Turnover Rate...........................                      58%          55%          95%          94%
     Average commission rate paid(6) ..................                $  1.9352    $  1.8608           --           --

   (1) During certain periods presented, the Investment Adviser and/or the Principal Underwriter reduced their fees. Had such actions not been undertaken, net investment income (loss) per share and the ratios would have been as follows:

                                                                       1997(7)       1996         1995         1994(2)
                                                                       -------      ------       ------       --------

   Net investment income (loss) per share..............                $ (0.083)    $ (0.045)    $  0.027     $   0.063
                                                                       =========    =========    =========    =========
   Annualized Ratios (As a percentage of average net assets):

     Expenses..........................................                   3.34%        2.21%        2.39%         2.08%(3)
                                                                       =========    =========    =========    =========
     Net investment income (loss)......................                  (1.45%)      (0.15%)       0.32%         0.41%(3)
                                                                       =========    =========    =========    =========

   (2) For the period from the start of business, February 14, 1994 to December 31, 1994.
   (3) Annualized.
   (4) Total  investment return is calculated  assuming a purchase at the net asset value on the first day and a sale at the net  asset  value  on the  last  day of each  period  reported.
     Dividends and distributions,  if any, are assumed to be invested at the net asset value on the record date.
   (5) Custodian  fees were reduced by credits  resulting from cash balances the
     Trust  maintained  with the  custodian  (Note 1E). The  computation  of net expenses to average  daily net assets  reported  above is computed  without consideration of such credits, in accordance with reporting  regulations in effect  beginning in 1995. If these credits were  considered,  the ratio of net expenses to average  daily net assets would have been reduced to 2.00%,
     2.00% and 2.00% for the six months  ended  June 30,  1997 and for the years ended December 31, 1996 and 1995, respectively.
   (6) Average  commission  rate paid is computed by dividing  the total  dollar amount of  commissions  paid during the fiscal year by the total  number of shares purchased and sold during the fiscal year on which  commissions were charged.  For fiscal years  beginning on or after September 1, 1995, a Fund is required to disclose its average  commission rate per share for security trades on which commissions are charged.
   (7) For the six months ended June 30, 1997 (unaudited).

See notes to financial statements


---------------------------------
Notes to Financial Statements
---------------------------------


(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright EquiFund Equity Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Trust presently consists of ten active diversified series (Funds), Wright EquiFund - Belgium/Luxembourg (Belgium/Luxembourg series); Wright EquiFund - Britain (Britain series); Wright EquiFund - Germany (Germany series); Wright EquiFund - Hong Kong (Hong Kong series); Wright EquiFund - Italian (Italian series); Wright EquiFund - Japan (Japan series); Wright EquiFund - Mexico (Mexico series); Wright EquiFund - Netherlands (Netherlands series); Wright EquiFund - Nordic (Nordic series); and Wright EquiFund - Switzerland (Switzerland series). The Trust also has nine inactive series. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - Securities, including foreign securities, listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices, if those prices are deemed to be representative of market values at the close of business. Securities traded on more than one U.S. or foreign securities exchange are valued at the last sale price on the exchange representing the principal market for such securities, if those prices are deemed to be representative of market values at the close of business. Securities traded over-the-counter, unlisted securities and listed securities for which closing sale prices are not available are valued at the mean between latest bid and asked prices or, if such bid and asked prices are not available, at prices supplied by a pricing agent, unless such prices are deemed not to be representative of market values at the close of business. Securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business and other assets are appraised at their fair value as determined in good faith according to guidelines established by the Trustees of the Trust. Short-term obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

C. Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income tax is necessary. At December 31, 1996, the Trust, for federal income tax purposes, had a capital loss carryover of $767,352 for the Germany series, $5,243,895 for the Hong Kong series, $5,516,594 for the Mexico series and $1,460,778 for the Japan series, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective Fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

Dec.      Germany    Hong Kong    Mexico       Japan
------------------------------------------------------

2002        --       $666,114       --          --
2003      $27,166  $4,577,781    $5,516,594  $1,460,778
2004     $740,186       --          --          --
------------------------------------------------------

     At December 31, 1996, net capital losses of $137,703 for the Italian series and $83,100 for Mexico series attributable to security transactions incurred after October 31, 1996 are treated as arising on the first day of the Fund's next taxable year.

     Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

D.  Equalization  --  The  Trust  follows  the  accounting   practice  known  as
equalization by which a portion of the proceeds from sales and costs of redemptions of Fund shares, on a per-share basis, equivalent to the amount of undistributed net investment income on the date of the transaction is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

E. Expense Reduction -- The Fund has entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statements of Operations.

F. Deferred Organization Expenses -- Costs incurred by the Trust in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years from commencement of operations of each series.

G. Other -- Investment transactions areaccounted for on the date the investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

H. Distributions -- Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in only temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

I. Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes in connection with purchases and sales of securities denominated in foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

J. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

K. Interim Financial Information -- The interim financial statements relating to June 30,1997 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normally recurring adjustments, necessary for the fair presentation of the financial statements.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service (Wright) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of each series' average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the six months ended June 30, 1997, the effective annual rate was 0.75% for all Series. To enhance the net income of the Britain, Nordic and Switzerland Series, Wright reduced its management fee by $3,182, $7,396 and $4,693, respectively. In addition, $31,280, $12,856, and $12,000 of expenses of the Britain, Nordic, and Switzerland Series, respectively, was allocated to the investment adviser. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of each series' average daily net assets, which rate is reduced as average daily net assets exceed certain levels. For the six months ended June 30, 1997, the effective annual rate was 0.10% for all series.

     Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not affiliated with Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.


(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the Funds will pay Wright Investors' Service Distributors Inc. (Principal Underwriter), a subsidiary of Wright, an annual rate of 0.25% of each series' average daily net assets for activities primarily intended to result in the sale of each series' shares. For the six months ended June 30,1997, the Principal Underwriter reduced its fees to the Britain, Nordic and Switzerland Series by $1,081, $6,623 and $2,078, respectively.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares for the periods ended were as follows:

                                                      Six Months Ended                    Year Ended
                                                  June 30, 1997 (unaudited)            December 31, 1996
                                                ----------------------------       -----------------------
                                                    Shares        Amount             Shares       Amount
-------------------------------------------------------------------------------------------------------------------


BELGIUM/LUXEMBOURG SERIES
   Sales                                           79,963     $  1,102,433            584,173   $  7,619,405
   Issued to shareholders in payment
     of distributions declared                         --               --            111,259      1,453,384
   Redemptions                                 (1,306,265)     (17,536,677)          (490,375)    (6,432,766)
                                               -----------    -------------         ----------   ------------

       Net Increase (Decrease)                 (1,226,302)    $(16,434,244)           205,057   $  2,640,023
                                               ===========    =============          ==========  =============

BRITAIN SERIES
   Sales                                           73,573     $    661,024            264,652   $  2,847,337
   Issued to shareholders in payment
     of distributions declared                         --               --            126,746      1,051,808
   Redemptions                                   (396,556)      (3,477,818)        (1,312,055)   (14,045,976)
                                                 ---------     ------------       ------------   ------------

       Net Decrease                              (322,983)    $ (2,816,794)          (920,657)  $(10,146,831)
                                                ==========    =============       ============  =============

GERMANY SERIES
   Sales                                          178,063     $  1,959,274          1,125,043   $ 10,956,494
   Issued to shareholders in payment
     of distributions declared                         --               --                  1             12
   Redemptions                                 (2,129,729)     (23,119,224)          (726,070)    (7,137,412)
                                                 ---------    ------------           ---------  ------------

     Net Increase (Decrease)                   (1,951,666)    $(21,159,950)           398,974   $  3,819,094
                                               ===========    =============          ========== =============

HONG KONG SERIES
   Sales                                          336,574     $  5,463,724          2,956,048   $ 40,005,914
   Issued to shareholders in payment
     of distributions declared                         --               --             24,389        384,612
   Redemptions                                 (1,939,973)     (30,028,792)        (2,843,413)   (38,225,558)
                                              ------------     ------------        -----------   ------------

     Net Increase (Decrease)                   (1,603,399)    $(24,565,068)           137,024   $  2,164,968
                                               ===========    =============        ============   ===========

ITALIAN SERIES
   Sales                                           53,421     $    591,818          1,129,779   $ 11,292,719
   Redemptions                                   (978,084)     (10,471,456)          (111,987)    (1,144,232)
                                                 ---------    ------------           ---------  ------------

       Net Increase (Decrease)                   (924,663)    $ (9,879,638)         1,017,792   $ 10,148,487
                                                ==========    =============         ===========  ============


JAPAN SERIES
   Sales                                        1,538,150     $  12,623,569         1,936,498   $ 16,962,898
   Issued to shareholders in payment
     of distributions declared                         --               --                 --             --
   Redemptions                                 (2,113,136)     (16,781,098)        (2,264,122)   (19,667,146)
                                               -----------    --------------       ------------  ------------

       Net Decrease                              (574,986)    $ (4,157,529)          (327,624)  $ (2,704,248)
                                                ==========    ==============       ============= ============



MEXICO SERIES
   Sales                                         2,119,694    $  12,373,055         8,030,684   $ 40,764,497
   Issued to shareholders in payment
     of distributions declared                         --               --                 27            177
   Redemptions                                 (2,336,509)     (13,515,682)       (11,639,808)   (57,698,992)
                                               -----------     ------------       ------------   ------------

       Net Decrease                              (216,815)    $ (1,142,627)        (3,609,097)  $(16,934,318)
                                                ==========    =============        ============  ============



NETHERLANDS SERIES
   Sales                                          967,080     $  9,010,159            957,002   $  9,673,567
   Issued to shareholders in payment
     of distributions declared                        322            2,720            178,364      1,503,615
   Redemptions                                   (350,293)      (3,218,891)        (1,131,432)   (11,485,497)
                                                 ---------    ------------         ------------  ------------

       Net Increase (Decrease)                     617,109    $   5,793,988             3,934   $   (308,315)
                                                 ==========   =============        ============= ============



NORDIC SERIES
   Sales                                          220,083     $  3,171,711            538,936   $   7,070,054
   Issued to shareholders in payment
     of distributions declared                          9              130              5,676         81,338
   Redemptions                                   (424,026)      (6,011,721)          (378,056)    (4,934,980)
                                                 ---------    -------------         -----------  ------------

       Net Increase (Decrease)                   (203,934)    $ (2,839,880)            166,556  $  2,216,412
                                                ==========    =============         ===========   ============



SWITZERLAND SERIES
   Sales                                          254,444     $  2,964,861            325,732   $  3,661,015
   Issued to shareholders in payment
     of distributions declared                      8,506           93,903             15,805        171,326
   Redemptions                                   (504,123)      (5,587,346)          (465,629)    (5,226,618)
                                                 ---------     ------------        -----------  ------------

       Net Decrease                              (241,173)    $ (2,528,582)          (124,092)  $ (1,394,277)
                                                 ==========    ============        ============  ============

(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the six months ended June 30, 1997, were as follows:


                     Purchases        Sales                     Purchases        Sales
-----------------------------------------------------------------------------------------

Belgium/Luxembourg    $ 315,166   $16,436,766      Japan         6,165,494   $10,342,149
Britain                 649,619     3,154,368      Mexico        6,674,189     8,790,730
Germany                  11,741    20,824,241      Netherlands   6,242,141       338,533
Hong Kong             1,818,409    26,004,603      Nordic        1,243,578     4,271,702
Italian                  48,126     9,345,198      Switzerland   2,289,176     5,086,950

------------------------------------------------------------------------------------------

(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and gross and net unrealized appreciation/depreciation of the investment securities owned at June 30, 1997, as computed on a federal income tax basis, are as follows:

                                                               Gross             Gross               Net
                                         Aggregate          Unrealized        Unrealized         Unrealized
   SERIES                                  Cost            Appreciation  --  Depreciation   =   Appreciation
-------------------------------------------------------------------------------------------------------------------


   BELGIUM/LUXEMBOURG                  $   2,414,097       $    538,095  -- $     21,207    =  $     516,888
                                       ==============                                          ==============
   BRITAIN                             $     775,203       $     76,416  -- $     12,369    =  $      64,047
                                       ==============                                          ==============
   GERMANY                             $   2,065,842       $    447,985  -- $      6,178    =  $     441,807
                                       ==============                                          ==============
   HONG KONG                           $   7,180,149       $  1,294,175  -- $     57,045    =  $   1,237,130
                                       ==============                                          ==============
   ITALIAN                             $     911,014       $    148,103  -- $     44,991    =  $     103,112
                                       ==============                                          ==============
   JAPAN                               $  13,141,842       $  1,227,153  -- $    630,535    =  $     596,618
                                       ==============                                          ==============
   MEXICO                              $  19,285,006       $  5,820,341  -- $    306,563    =  $   5,513,778
                                       ==============                                          ==============
   NETHERLANDS                         $  11,869,631       $  2,689,297  -- $    101,825    =  $   2,587,472
                                       ==============                                          ==============
   NORDIC                              $   3,404,831       $    587,595  -- $     58,379    =  $     529,216
                                       ==============                                          ==============
   SWITZERLAND                         $   3,264,277       $    504,592  -- $     16,595    =  $     487,997
                                       ==============                                          ==============


(7)  FINANCIAL INSTRUMENTS

     The Funds regularly trade financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     As of June 30, 1997, the Belgium, Germany, Italian, Japan, Mexico, and Nordic Series had the following forward foreign currency exchange contracts open:


SALES
                                                                                              Net Unrealized
  Settlement                            Contracts         In Exchange For       Contracts      Appreciation
     Date                               to Deliver      (in U. S. Dollars)      at Value      (Depreciation)
-------------------------------------------------------------------------------------------------------------------

    7/15/97       Belgian Franc         27,214,843           $ 757,509         $ 761,949          $ 4,440
    7/ 1/97       Danish Krone             320,454              48,277            48,665              388
    7/ 1/97       Deutsche Mark          1,468,734             842,447           850,848            8,401
    7/ 1/97       Italian Lira         448,671,618             264,070           266,448            2,378
    7/ 1/97       Japanese Yen          49,405,780             431,352           433,856            2,504
    7/ 1/97       Mexican Peso             113,362              14,292            14,261              (31)
    7/ 1/97       Swedish Krona            285,647              36,937            37,074              137
                                       -----------         -----------        ----------        ----------

                  TOTAL                527,480,438         $ 2,394,884       $ 2,413,101          $18,217
                                        ==========          ==========         =========         =========

PURCHASES
                                                                                                    Net
  Settlement                            Contracts         In Exchange For       Contracts       Unrealized
     Date                               to Receive      (in U. S. Dollars)      at Value       Depreciation
-------------------------------------------------------------------------------------------------------------------

    7/15/97       Belgian Franc        11,211,415           $ 312,063          $ 313,869         $ (1,806)
    7/ 1/97       Danish Krone             67,084              10,106             10,187              (81)
    7/ 1/97       Deutsche Mark            20,271              11,627             11,743             (116)
                                      -----------         -----------         ----------        ----------

                  TOTAL                11,298,770           $ 333,796          $ 335,799         $ (2,003)
                                       ==========          ==========          =========         =========


At June 30, 1997, the Belgium, German, Italian, Japan, Mexico and Nordic Series had sufficient cash and/or securities to cover any commitments under these contracts.


(8)  CONTINGENT DEFERRED
     SALES CHARGE (CDSC)

     Effective January 1, 1996, shares that are redeemed in the first 30 days after purchase will be subject to a contingent deferred sales charge at the rate of one-and-one-half percent of redemption proceeds exclusive of all reinvestments and capital appreciation in the account. This redemption fee will be paid by the redeeming shareholder to, and retained by, the respective Fund. No contingent deferred sales charge is imposed on exchanges for shares of other funds in the Wright EquiFund Equity Trust which are distributed with a contingent deferred sales charge. For the six months ended June 30, 1997, the following amounts of CDSC were paid by shareholders to the Funds:

      Fund                              CDSC Fee

      Belgium/Luxembourg                    $ -
      Britain                                 -
      Germany                                 -
      Hong Kong                           13,641
      Italy                                   91
      Japan                               15,990
      Mexico                              24,681
      Netherlands                          3,506
      Nordic                               4,895
      Switzerland                            723


(9)   RISKS ASSOCIATED WITH FOREIGN
      INVESTMENTS

     Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Trust's assets. The Trust may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.


EquiFund
THE WRIGHT EQUIFUND
EQUITY TRUST


Semi-Annual Report

Officers and Trustees of the Funds

Peter M. Donovan, President and Trustee
H. Day Brigham, Jr., Vice President , Secretary and Trustee
A. M. Moody III, Vice President and Trustee
Judith R. Corchard, Vice President
Winthrop S. Emmet, Trustee
Leland Miles, Trustee
Lloyd F. Pierce, Trustee
Richard E. Taber, Trustee
Raymond Van Houtte, Trustee
James L. O'Connor, Treasurer
William J. Austin, Jr., Assistant Treasurer

Administrator

Eaton Vance Management
24 Federal Street
Boston, Massachusetts 02110

Investment Adviser

Wright Investors' Service
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

Principal Underwriter

Wright Investors' Service Distributors, Inc.
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

Custodian

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

Transfer and Dividend Disbursing Agent

First Data Investor Services Group
Wright Managed Investment Funds
P.O. Box 5156
Westborough, Massachusetts 01581-9698


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.